                    SECURITY BENEFIT LIFE INSURANCE COMPANY

                  A MUTUAL COMPANY/FOUNDED IN 1892/TOPEKA, KS


              FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY CONTRACT

THE COMPANY'S PROMISE

In consideration for the Purchase Payments and the attached application, Security Benefit Life Insurance Company (the "Company") will pay the benefits of this Contract according to its provisions.

LEGAL CONTRACT

PLEASE READ YOUR CONTRACT CAREFULLY. It is a legal Contract between the Owner and the Company. The Contract's table of contents is on page 2.

FREE LOOK PERIOD-RIGHT TO CANCEL

IF FOR ANY REASON THE OWNER IS NOT SATISFIED WITH THIS CONTRACT, HE OR SHE MAY RETURN IT TO THE COMPANY WITHIN 10 DAYS FROM THE DATE OF RECEIPT. IT MAY BE RETURNED BY DELIVERING OR MAILING IT TO THE COMPANY. IF RETURNED, THIS CONTRACT SHALL BE DEEMED VOID FROM THE CONTRACT DATE. THE COMPANY WILL REFUND ANY PURCHASE PAYMENTS MADE AND ALLOCATED TO THE FIXED ACCOUNT AND WILL REFUND SEPARATE ACCOUNT CONTRACT VALUE AS OF THE DATE THE RETURNED POLICY IS RECEIVED BY THE COMPANY.

Signed for Security Benefit Life Insurance Company on the Contract Date.


ROGER K. VIOLA                                      HOWARD R. FRICKE
 Secretary                                              President

                      A BRIEF DESCRIPTION OF THIS CONTRACT
This is a  FLEXIBLE  PREMIUM  DEFERRED VARIABLE ANNUITY CONTRACT.

*Purchase Payments may be made until the earlier of the Annuity Start Date or termination of the Contract.

*A Death Benefit may be paid prior to the Annuity Start Date according to the Contract provisions.

*Annuity Payments begin on the Annuity Start Date using the method specified in this Contract.

*This Contract is Participating.

ALL PAYMENTS AND VALUES PROVIDED BY THIS CONTRACT, WHEN BASED ON THE INVESTMENT EXPERIENCE OF THE SEPARATE ACCOUNT, ARE VARIABLE AND MAY INCREASE OR DECREASE IN ACCORDANCE WITH THE INVESTMENT EXPERIENCE OF THE SEPARATE ACCOUNT. THERE ARE NO GUARANTEED MINIMUM PAYMENTS OR CASH VALUES. (SEE "CONTRACT VALUE AND EXPENSE PROVISIONS" AND "ANNUITY PAYMENT PROVISIONS" FOR DETAILS.)

                                   [SBL LOGO]
                    SECURITY BENEFIT LIFE INSURANCE COMPANY
              A Member of The Security Benefit Group of Companies
                 700 SW Harrison Street, Topeka, KS 66636-0001
                                 1-800-888-2461

Form V6025 (1-97)

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                               TABLE OF CONTENTS
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                                                                          Page

CONTRACT SPECIFICATIONS ..............................................         3
DEFINITIONS ..........................................................       4-6
GENERAL PROVISIONS ...................................................       7,8
  The Contract .......................................................         7
  Compliance .........................................................         7
  Misstatement of Age and Sex ........................................         7
  Evidence of Survival ...............................................         7
  Incontestability ...................................................         7
  Assignment .........................................................         7
  Transfers ..........................................................         8
  Claims of Creditors ................................................         8
  Nonforfeiture Values ...............................................         8
  Participation ......................................................         8
  Statements .........................................................         8

OWNERSHIP, ANNUITANT AND BENEFICIARY PROVISIONS ......................         9
  Ownership ..........................................................         9
  Joint Ownership ....................................................         9
  Annuitant ..........................................................         9
  Primary and Secondary Beneficiaries ................................         9
  Ownership and Beneficiary Changes ..................................         9

PURCHASE PAYMENT PROVISIONS ..........................................     9, 10
  Flexible Purchase Payments .........................................         9
  Purchase Payment Limitations .......................................         9
  Purchase Payment Allocation ........................................        10
  Place of Payment ...................................................        10

CONTRACT VALUE AND EXPENSE PROVISIONS ................................     10-12
  Contract Value .....................................................        10
  Fixed Account Contract Value .......................................        10
  Fixed Account Interest Crediting ...................................        10
  Separate Account Contract Value ....................................        11
  Accumulation Unit Value ............................................        11
  Net Investment Factor ..............................................        11
  Determining Accumulation Units .....................................        11
  Mortality and Expense Risk Charge ..................................        12
  Premium Tax Expense ................................................        12
  Administration Charge ..............................................        12
  Mutual Fund Expenses ...............................................        12

WITHDRAWAL PROVISIONS ................................................     12-14
  Withdrawals ........................................................        12
  Withdrawal Value ...................................................        12
  Withdrawal Charges .................................................        13
  Free Withdrawals ...................................................        13
  Systematic Withdrawals .............................................        13
  Free Systematic Withdrawals ........................................        13
  Date of Request ....................................................        13
  Payment of Withdrawal Benefits .....................................        14

DEATH BENEFIT PROVISIONS .............................................    14, 15
  Death Benefit ......................................................    14, 15
  Proof of Death .....................................................        15
  Distribution Rules .................................................        15

ANNUITY PAYMENT PROVISIONS ...........................................     15-18
  Annuity Start Date .................................................        15
  Change of Annuity Start Date .......................................        16
  Annuity Start Amount ...............................................        16
  Withdrawal Charges .................................................        16
  Annuity Tables .....................................................        16
  Annuity Payments ...................................................        16
  Change of Annuity Option ...........................................        16
  Fixed Annuity Payments .............................................        17
  Variable Annuity Payments ..........................................        17
  Annuity Units ......................................................        17
  Net Investment Factor ..............................................        17
  Alternate Annuity Option Rates .....................................        17
  Annuity Options ....................................................        18

ANNUITY TABLES .......................................................    19, 20

AMENDMENTS OR ENDORSEMENTS, IF ANY

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                    VARIABLE ANNUITY CONTRACT SPECIFICATIONS
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OWNER NAME:  John A Doe                      CONTRACT NUMBER:  Specimen

OWNER DATE OF BIRTH:  10-30-1953             CONTRACT DATE:  6-30-1997

JOINT OWNER NAME:  Mary K Doe                ISSUE DATE:  6-30-1997

JOINT OWNER DATE OF BIRTH:  7-18-1981        ANNUITY STATE DATE:  7-1-2052*

ANNUITANT NAME:  Betty M. Doe                PLAN:  Non-Qualified

ANNUITANT DATE OF BIRTH:  5-13-1987          ASSIGNMENT:  This Policy may be
                                             assigned.  See Assignment Provision
ANNUITANT'S SEX:  Female                     of your Policy.

PRIMARY BENEFICIARY NAME:  Linda L. Doe


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INITIAL PURCHASE PAYMENT                  $25,000

MINIMUM SUBSEQUENT PURCHASE PAYMENTS      $500 ($50 pursuant to an automatic
                                          investment program)

MINIMUM SYSTEMATIC WITHDRAWAL             $100

MORTALITY AND EXPENSE RISK CHARGE         1.25% Annually (1.2% annually during
                                          Annuity Options 1-4, 7 and 8.)

ADMINISTRATION CHARGE                     .15% Annually (0% annually during
                                           Annuity Options 1-4, 7 and 8.)

WITHDRAWAL CHARGES:

  Contract Year of Withdrawal       1     2     3     4     5     6     7+
  Withdrawal Charge                 6%    6%    5%    4%    3%    2%    0%

FREE WITHDRAWAL PERCENTAGE                10%

GUARANTEED RATE                           3.00%

ANNUITY OPTION                            Life with 10-Year Fixed Period Option*

SUBACCOUNTS:
   Money Market Subaccount
   High Grade Income Subaccount
   High Yield Subaccount
   Global Aggressive Bond Subaccount
   Growth-Income Subaccount
   Equity Income Subaccount
   Managed Asset Allocation Subaccount
   Specialized Asset Allocation Subaccount
   Growth Subaccount
   Value Subaccount
   Worldwide Equity Subaccount
   Social Awareness Subaccount
   Emerging Growth Subaccount

METHOD FOR DEDUCTIONS:

   Deductions for Premium Taxes, and any unallocated partial withdrawals, including Systematic Withdrawals, will be made sequentially from the Contract Value in descending order of the Subaccounts listed above. The Fixed Account is the last Account charged. The value of each Account will be depleted before the next is charged.

* The Owner may select the Annuity Start Date and the Annuity Option. If no Annuity Start Date or Annuity Option is selected by the Owner, they will be assigned automatically.

V6025 A (1-97)                         3

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DEFINITIONS
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ACCOUNT
An Account is one of the Subaccounts or the Fixed Account.

ACCUMULATION UNIT
The Accumulation Unit is a unit of measure. It is used to compute the Separate Account Contract Value prior to the Annuity Start Date. It is also used to compute the Variable Annuity Payments for Annuity Options 5 and 6.

ANNUITANT
The Annuitant is the person named by the Owner on whose life the Annuity Payments depend for Annuity Options 1 through 4 and 8. The Annuitant receives Annuity Payments under this Contract. Please see "Annuitant" provisions on page 9.

ANNUITY OPTION
An Annuity Option is a set of provisions that form the basis for making Annuity Payments. The Annuity Option is set prior to the Annuity Start Date. Please see "Annuity Options" on page 18.

ANNUITY START DATE
The Annuity Start Date is the date on which Annuity Payments are scheduled to begin. This date may be changed by the Owner. The Annuity Start Date is shown on Page 3. Please see "Annuity Start Date" on page 15.

ANNUITY UNIT
The Annuity Unit is a unit of measure used to compute Variable Annuity Payments for Annuity Options 1 through 4, 7 and 8.

AUTOMATIC INVESTMENT PROGRAM
A program pursuant to which Purchase Payments are automatically paid from the Owner's bank account on a specified day of the month, on a monthly, quarterly, semiannual or annual basis.

AUTOMATIC TRANSFERS
Automatic Transfers are Transfers among the Subaccounts and the Fixed Account. Such Transfers are made automatically on a periodic basis by the Company at the written request of the Owner. The Company reserves the right to discontinue, modify or suspend Automatic Transfers.

COMPANY
The Company is Security Benefit Life Insurance Company, 700 SW Harrison Street, Topeka, Kansas 66636-0001.

CONTRACT ANNIVERSARY
A Contract  Anniversary is a 12-month  anniversary of the Contract Date.

CONTRACT DATE
The Contract Date is the date the Contract begins. The Contract Date is shown on page 3.

CONTRACT YEAR
Contract Years are measured from the Contract Date.

CURRENT INTEREST
The Company may in its discretion pay Current Interest on the Fixed Account at a rate that exceeds the Guaranteed Rate shown on page 3. The Company will declare the rate of Current Interest, if any, from time to time.

DESIGNATED BENEFICIARY
Upon the death of the Owner or Joint Owner, the Designated Beneficiary will be the first person on the following list who is alive on the date of death:

1. Owner;
2. Joint Owner;
3. Primary Beneficiary;
4. Secondary Beneficiary;
5. Annuitant; and
6. the Owner's estate if no one listed above alive.

V6025 B (1-97)                         4

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DEFINITIONS (Continued)
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DESIGNATED BENEFICIARY (Continued)
The Designated Beneficiary receives a death benefit upon the death of the Owner prior to the Annuity Start Date. Please see "Ownership, Annuitant, and Beneficiary Provisions" on page 9 and "Death Benefit Provisions" on pages 14 and 15.

FIXED ACCOUNT
The Fixed Account is part of the Company's general account. The Company manages the general account and guarantees that it will credit interest on Fixed Account Contract Value at an annual rate at least equal to the Guaranteed Rate. This Rate is shown on page 3.

GUARANTEE PERIOD
Current Interest, if declared, is fixed for rolling periods of one or more years, referred to as Guarantee Periods. The Company may offer Guarantee Periods of different durations. The Guarantee Period that applies to any Fixed Account Contract Value: 1) starts on the date that such Contract Value is allocated to the Fixed Account pursuant to: (a) a Purchase Payment Received by the Company; or (b) a Transfer to the Fixed Account; and 2) ends on the last day of the same month in the year in which the Guarantee Period expires. When any Guarantee Period expires, a new Guarantee Period shall start for such Contract Value on the date that follows such expiration date. Such period shall end on the immediately preceding date in the year in which the Guarantee Period expires. For example, assuming a one-year Guarantee Period, Contract Value transferred to the Fixed Account on June 1 would have a Guarantee Period starting on that date and ending on June 30 of the following year. A new Guarantee Period for such Contract Value would start on July 1 of that year and end on June 30 of the following year.

HOME OFFICE
The address of the Company's Home Office is Security Benefit Life Insurance Company, 700 SW Harrison Street, Topeka, Kansas 66636-0001.

ISSUE DATE
The Issue Date is the date the Company uses to  determine  the date the Contract
becomes  incontestable.   The  Issue  Date  is  shown  on  Page  3.  Please  see
"Incontestability" on page 7.

JOINT OWNER
The Joint Owner, if any, shares an undivided interest in the entire Contract with the Owner. The Joint Owner, if any, is named on page 3. Please see "Joint Ownership" provisions on page 9.

NONNATURAL PERSON
Any group or entity that is not a living person, such as a trust or corporation.

OWNER
The Owner is the person who possesses all rights under the Contract. The Owner is named on page 3. Please see "Ownership" provisions on page 9.

PREMIUM TAX
Any Premium Taxes levied by a state or other governmental entity will be charged against this Contract. When Premium Tax is assessed after the Purchase Payment is applied, it will be deducted as described on page 3.

PURCHASE PAYMENT
A Purchase Payment is money Received by the Company and applied to the Contract.

RECEIVED BY THE COMPANY
The phrase "Received by the Company" means receipt by the Company in good order at its Home Office, (700) SW Harrison Street, Topeka, Kansas 66636-0001.

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DEFINITIONS (Continued)
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SEPARATE ACCOUNT
Variable Annuity Account VIII (the "Separate Account") is a separate account established and maintained by the Company under Kansas law. The Separate Account is registered with the Securities and Exchange Commission under the Investment Company Act of 1940 as a Unit Investment Trust. It was established by the Company to support variable annuity contracts. The Company owns the assets of the Separate Account and maintains them apart from the assets of its general account and its other separate accounts. The assets held in the Separate Account equal to the reserves and other Contract liabilities with respect to the Separate Account may not be charged with liabilities arising from any other business the Company may conduct.

Income and realized and unrealized gains and losses from assets in the Separate Account are credited to, or charged against, the Separate Account without regard to the income, gains or losses from the Company's general account or its other separate accounts. The Separate Account is divided into Subaccounts shown on page 3. Income and realized and unrealized gains and losses from assets in each Subaccount are credited to, or charged against, the Subaccount without regard to income, gains or losses in the other Subaccounts. The Company has the right to transfer to its general account any assets of the Separate Account that are in excess of the reserves and other Contract liabilities with respect to the Separate Account. The value of the assets in the Separate Account on each Valuation Date are determined at the end of each Valuation Date.

SUBACCOUNT NET ASSET VALUE
The Subaccount Net Asset Value is equal to: 1) the net asset value of all shares of the underlying mutual fund held by the Subaccount; plus 2) any cash or other assets; less 3) all liabilities of the Subaccount.

SUBACCOUNTS
The Separate Account is divided into Subaccounts which invest in shares of mutual funds. Each Subaccount may invest its assets in a separate class or series of a designated mutual fund or funds. The Subaccounts are shown on page
3. Subject to the regulatory requirements then in force, the Company reserves the right to:

1. change or add designated mutual fund or other investment vehicles.
2. add, remove or combine Subaccounts.
3. add, delete or make substitutions for securities that are held or purchased by the Separate Account or any Subaccount.
4. operate the Separate Account as a management investment company.
5. combine the assets of the Separate Account with other Separate Accounts of the Company or an affiliate thereof.
6. restrict or eliminate any voting rights of the Owner with respect to the Separate Account or other persons who have voting rights as to the Separate Account; and
7. terminate and liquidate any Subaccount.

If any of these changes result in a material change to the Separate Account or a Subaccount, the Company will notify the Owner of the change. The Company will not change the investment policy of any Subaccount in any material respect without complying with the filing and other procedures of the insurance regulators of the state of issue.

VALUATION DATE
A Valuation Date is each day the New York Stock Exchange and the Company's Home Office are open for business.

VALUATION PERIOD
A Valuation Period is the interval of time from one Valuation Date to the next Valuation Date.

V6025 C (1-97)                         6

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GENERAL PROVISIONS
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THE CONTRACT
The entire Contract between the Owner and the Company consists of this Contract, the attached Application, and any Amendments, Endorsements or Riders to the Contract. All statements made in the Application will, in the absence of fraud, as ruled by a court of competent jurisdiction, be deemed representations and not warranties. The Company will use no statement made by or on behalf of the Owner or the Annuitant to void this Contract unless it is in the written Application. Any change in the Contract can be made only with the written consent of the President, a Vice President, or the Secretary of the Company.

The Purchase Payment(s) and the Application must be acceptable to the Company under its rules and practices. If they are not, the Company's liability shall be limited to a return of the Purchase Payment(s).

COMPLIANCE
The Company reserves the right to make any change to the provisions of this Contract to comply with or give the Owner the benefit of any federal or state statute, rule or regulation. This includes, but is not limited to, requirements for annuity contracts under the Internal Revenue Code or the laws of any state. The Company will provide the Owner with a copy of any such change and will also file such a change with the insurance regulatory officials of the state in which the Contract is delivered.

MISSTATEMENT OF AGE AND SEX
If the age or sex of the Annuitant has been misstated, payments shall be adjusted, when allowed by law, to the amount which would have been provided for the correct age or sex. Proof of the age of an Annuitant may be required at any time, in a form suitable to the Company. If payments have already commenced and the misstatement has caused an underpayment, the full amount due will be paid with the next scheduled payment. If the misstatement has caused an overpayment, the amount due will be deducted from one or more future payments.

EVIDENCE OF SURVIVAL
When any payments under this Contract depend on the payee being alive on a given date, proof that the payee is living may be required by the Company. Such proof must be in a form accepted by the Company, and may be required prior to making the payments.

INCONTESTABILITY
This Contract will not be contested after it has been in force for two years from the Issue Date during the life of the Owner.

ASSIGNMENT
Please refer to page 3 to see if this Contract may be assigned. If it may be assigned, no Assignment under this Contract is binding unless Received by the Company in writing. The Company assumes no responsibility for the validity, legality, or tax status of any Assignment. The Assignment will be subject to any payment made or other action taken by the Company before the Assignment is Received by the Company. Once filed, the rights of the Owner, Annuitant and Beneficiary are subject to the Assignment. Any claim is subject to proof of interest of the assignee.

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GENERAL PROVISIONS (Continued
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TRANSFERS
The Owner may Transfer Contract Value among the Fixed Account and Subaccounts subject to the following.

Transfers are not allowed within 30 days of the Annuity Start Date. After the Annuity Start Date, for Annuity Options 1 through 4, 7 and 8, the Owner may Transfer Contract Value only among Subaccounts.

The Company reserves the right to: 1) limit the amount that may be subject to Transfer to $1,000,000 per Transfer without Home Office approval; 2) limit the number of Transfers allowed each Contract Year to 14; and 3) suspend Transfers. Transfers must be at least $500.00 or, if less: (i) the remaining balance in a Subaccount, or (ii) the amount of Fixed Account Contract Value the Guarantee Period of which expires in the calendar month in which the Transfer is effected.

Contract Value may be transferred from the Fixed Account only: 1) during the calendar month in which the applicable Guarantee Period expires; 2) pursuant to an Automatic Transfer. Transfers of Fixed Account Contract Value shall be made:
1) first from Fixed Account Contract Value for which the Guarantee Period expires during the calendar month in which the Transfer is effected; 2) then in the order that starts with Fixed Account Contract Value which has the longest amount of time before its Guarantee Period expires; and 3) ends with that which has the least amount of time before its Guarantee Period expires.

The Company will effect a Transfer to or from a Subaccount on the basis of Accumulation Unit Value (or Annuity Unit Value) determined at the end of the Valuation Period in which the Transfer is effected. The Company will effect a Transfer from the Fixed Account on the basis of Fixed Account Contract Value at the end of the Valuation Period in which the Transfer is effected.

The Company reserves the right to delay Transfers from the Fixed Account for up to 6 months as required by most states. The Company will notify you if there will be a delay.

CLAIMS OF CREDITORS
The Contract Value and other benefits under this Contract are exempt from the claims of creditors of the Owner to the extent allowed by law.

NONFORFEITURE VALUES
The Death Benefits, Withdrawal Values and Annuity Payout Values will at least equal the minimum required by law.

PARTICIPATION
The Company is a mutual life insurance company. Therefore, it pays dividends on some of its contracts. However, the Company does not expect dividends to become payable on this Contract. At the end of each Contract Year the Company will determine the Contract's dividend, if any. The Owner may choose to have it: 1) added to the Contract Value; or 2) paid in cash. If no choice is made, any dividend will be added to the Contract Value.

STATEMENTS
At least once each Contract Year the Owner shall be sent a statement including the current Contract Value and any other information required by law. The Owner may send a written request for a statement at other intervals. The Company may charge a reasonable fee for such statements.

V6025 D (1-97)                         8

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OWNERSHIP, ANNUITANT AND BENEFICIARY PROVISIONS
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OWNERSHIP
During the Owner's lifetime, all rights and privileges under the Contract may be exercised only by the Owner. If the purchaser names someone other than himself or herself as Owner, the purchaser has no rights in the Contract. No Owner may be older than age 90 on the Contract Date.

JOINT OWNERSHIP
If a Joint Owner is named in the application, then the Owner and Joint Owner share an undivided interest in the entire Contract as joint tenants with rights of survivorship. When an Owner and Joint Owner have been named, the Company will honor only requests for changes and the exercise of other Ownership rights made by both the Owner and Joint Owner. When a Joint Owner is named, all references to "Owner" throughout this Contract should be construed to mean both the Owner and Joint Owner, except for the "Statements" provision on page 8 and the "Death Benefit Provisions" on pages 14 and 15.

ANNUITANT
The Annuitant is named on page 3. The Owner may change the Annuitant prior to the Annuity Start Date. The request for this change must be made in writing and Received by the Company at least 30 days prior to the Annuity Start Date. No Annuitant may be named who is more than 90 years old on the Contract Date. When the Annuitant dies prior to the Annuity Start Date, the Owner must name a new Annuitant within 30 days or, if sooner, by the Annuity Start Date, except where the Owner is a Nonnatural Person. If a new Annuitant is not named, the Owner becomes the Annuitant.

PRIMARY AND SECONDARY BENEFICIAIRES
The Primary Beneficiary is named on page 3. The Owner may change any Beneficiary as described in "Ownership and Beneficiary Changes" below. If the Primary Beneficiary dies prior to the Owner, the Secondary Beneficiary becomes the Primary Beneficiary. Unless the Owner directs otherwise, when there are two or more Primary Beneficiaries, they will receive equal shares.

OWNERSHIP AND BENEFICIARY CHANGES
Subject to the terms of any existing Assignment, the Owner may name a new Owner, a new Primary Beneficiary or a new Secondary Beneficiary. Any new choice of Owner, Primary Beneficiary or Secondary Beneficiary will revoke any prior choice. Any change must be made in writing and recorded at the Home Office. The change will become effective as of the date the written request is signed, whether or not the Owner is living at the time the change is recorded. A new choice of Primary Beneficiary or Secondary Beneficiary will not apply to any payment made or action taken by the Company prior to the time it was recorded. The Company may require the Contract be returned so these changes may be made.

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PURCHASE PAYMENT PROVISIONS
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FLEXIBLE PURCHASE PAYMENTS
The Contract becomes in force when the initial Purchase Payment is applied. The Owner is not required to continue Purchase Payments in the amount or frequency originally planned. The Owner may: 1) increase or decrease the amount of Purchase Payments, subject to any Contract limits; or 2) change the frequency of Purchase Payments. A change in frequency or amount of Purchase Payments does not require a written request.

PURCHASE PAYMENT LIMITATIONS
Purchase Payments exceeding $1,000,000 will not be accepted without prior approval by the Company. The Minimum Subsequent Purchase Payment amount is shown on page 3.

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PURCHASE PAYMENT PROVISIONS (Continued)
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PURCHASE PAYMENT ALLOCATION
Purchase Payments may be allocated among the Fixed Account and the Subaccounts. Purchase Payments will be allocated according to the Owner's instructions in the Application or more recent instructions, if any. Each allocation to the Fixed Account and the Subaccounts must be at least 1% of the Purchase Payment. The allocations must be whole percentage amounts and must total 100%. The Owner may change the allocations by written notice to the Company.

PLACE OF PAYMENT
All Purchase Payments under this Contract are to be paid to the Company at its Home Office. Purchase Payments after the initial Purchase Payment are applied as of the end of the Valuation Period during which they are Received by the Company.

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CONTRACT VALUE AND EXPENSE PROVISIONS
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CONTRACT VALUE
On any Valuation Date, the Contract Value is the sum of: (1) the Separate Account Contract Value; and (2) the Fixed Account Contract Value. At any time after the first Contract Year and before the Annuity Start Date, the Company reserves the right to pay to the Owner the Contract Value as a lump sum if it is below $5,000.

FIXED ACCOUNT CONTRACT VALUE
On any Valuation Date, the Fixed Account Contract Value is equal to the first Purchase Payment allocated under the Contract to the Fixed Account.

PLUS:

1. any  other Purchase  Payments  allocated  under  the  Contract  to the Fixed
   Account.

2. any Transfers from the Separate  Account to the Fixed  Account;  and

3. any interest credited to the Fixed Account.

LESS:

1. any Withdrawals and applicable Withdrawal Charges deducted from the Fixed Account;

2. any Transfers from the Fixed Account to the Separate Account;

3. any applicable  Premium Taxes;

4. any Fixed Account Contract Value which is applied to any of Annuity Options 1 through 4, 7 and 8; and

5. any Annuity Payments made under Annuity Options 5 and 6.

FIXED ACCOUNT INTEREST CREDITING
The Company shall credit interest on Fixed Account Contract Value at an annual rate at least equal to the Guaranteed Rate shown on page 3. Also, the Company may in its sole judgment credit Current Interest at a rate in excess of the Guaranteed Rate. The rate of Current Interest, if declared, shall be fixed during the Guarantee Period. Fixed Account Contract Value shall earn Current Interest during each Guarantee Period at the rate, if any, declared by the Company on the first day of the Guarantee Period.

The Company may credit Current Interest on Contract Value that was allocated or transferred to the Fixed Account during one period at a different rate than amounts allocated or transferred to the Fixed Account in another period. Also, the Company may credit Current Interest on Fixed Account Contract Value at different rates based upon the length of the Guarantee Period. Therefore, at any time, portions of Fixed Account Contract Value may be earning Current Interest at different rates based upon the period during which such portions were allocated or transferred to the Fixed Account and the length of the Guarantee Period.

V6025 E (1-97)                          10

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CONTRACT VALUE AND EXPENSE PROVISIONS (Continued)
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SEPARATE ACCOUNT CONTRACT VALUE
On any Valuation Date, the Separate Account Contract Value is the sum of the then current value of the Accumulation Units allocated to each Subaccount for this Contract.

ACCUMULATION UNIT VALUE
The initial Accumulation Unit Value for each Subaccount was set at ($10). The Accumulation Unit Value for any subsequent Valuation Date is equal to (1) times
(2) where:

1. is Accumulation Unit Value determined on the immediately preceding Valuation Date; and

2. is the Net Investment Factor on the Valuation Date with respect to which the Accumulation Unit Value is being determined.

NET INVESTMENT FACTOR
The Net Investment Factor for any Subaccount as of the end of any Valuation Period is determined by dividing (1) by (2) and subtracting (3) from the result, where:

1. is equal to:

   a. the net asset value per share of the mutual fund held in the Subaccount, found as of the end of the current Valuation Period; plus

   b. the per share amount of any dividend or capital gain distributions paid by the Subaccount's underlying mutual fund that is not included in the net asset value per share; plus or minus

   c. a per share charge or credit for any taxes reserved for, which the Company deems to have resulted from the operation of the Separate Account or the Subaccounts; operations of the Company with respect to the Contract; or the payment of premiums or acquisition costs under the Contract.

2. is the net asset value per share of the Subaccount's underlying mutual fund as of the end of the prior Valuation Period.

3. is a daily factor representing the Mortality and Expense Risk Charge and Administration Charge which are deducted from the Separate Account.

Underlying mutual funds may declare dividends on a daily basis and pay such dividends once a month. The Net Investment Factor allows for the monthly reinvestment of these daily dividends. As described above, the gains and losses from each Subaccount are credited to or charged against the Subaccounts without regard to the gains or losses in the Company or other Subaccounts.

The Accumulation Unit Value may increase or decrease from one Valuation Period to the next.

DETERMINING ACCUMULATION UNITS
The number of Accumulation Units allocated to a Subaccount under this Contract is found by dividing: (1) the amount allocated to the Subaccount; by (2) the Accumulation Unit Value for the Subaccount as of the end of the Valuation Period during which the amount is applied under the Contract. The number of Accumulation Units allocated to a Subaccount under the Contract will not change as a result of investment experience. Events that change the number of Accumulation Units are:

1. Purchase Payments that are applied to the Subaccount.

2. Contract Value that is Transferred into or out of the Subaccount.

3. Withdrawals and any applicable Withdrawal Charges that are deducted from the Subaccount; and

4. Premium Taxes that are deducted from the Subaccount.

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CONTRACT VALUE AND EXPENSE PROVISIONS (Continued)
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MORTALITY AND EXPENSE RISK CHARGE
The Company will deduct the Mortality and Expense Risk Charge shown on page 3. This charge will be computed and deducted from each Subaccount on each Valuation Date. This charge is factored into the Accumulation Unit and Annuity Unit Values on each Valuation Date.

PREMIUM TAX EXPENSE
The Company reserves the right to deduct Premium Tax when due or any time thereafter. Any applicable Premium Taxes will be allocated as described on page 3.

ADMINISTRATION CHARGE
The Company will deduct the Administration Charge shown on page 3. This charge will be computed and deducted from each Subaccount on each Valuation Date. This charge is factored into the Accumulation Unit Value on each Valuation Date.

MUTUAL FUND EXPENSES
Each Subaccount invests in shares of a mutual fund. The net asset value per share of each underlying fund reflects the deduction of any investment advisory and administration fees and other expenses of the fund. These fees and expenses are not deducted from the assets of a Subaccount, but are paid by the underlying funds. The Owner indirectly bears a pro rata share of such fees and expenses. An underlying fund's fees and expenses are not specified or fixed under the terms of this Contract.

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WITHDRAWAL PROVISIONS
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WITHDRAWALS
A full or partial Withdrawal of Contract Value is allowed at any time while the Owner is living. This provision is subject to any federal or state Withdrawal restrictions.

Upon the Owner's request for a full Withdrawal, the Company will pay the Withdrawal Value in a lump sum, and the Contract will terminate.

All Withdrawals must meet the following conditions.

1. The request for Withdrawal must be Received by the Company in writing or under other methods allowed by the Company, if any.

2. The Owner must apply: (a) while this Contract is in force; and (b) prior to the Annuity Start Date.

3. The amount Withdrawn must be at least SCORE ($500.00) except that a Withdrawal of less than $500.00 is allowed: (i) for Systematic Withdrawals, as discussed on page 13, (ii) for Fixed Account Contract Value the Guarantee Period of which expires during the calendar month of the Withdrawal, or
    (iii) when terminating the Contract.

A partial Withdrawal request must state the allocations for deducting the Withdrawal from each Account. If no allocation is specified, the partial Withdrawal will be deducted from the Accounts in the order described on page 3, "Method for Deductions." Withdrawals of Fixed Account Contract Value shall be made: (1) first from Fixed Account Contract Value for which the Guarantee Period expires during the calendar month in which the Withdrawal is effected; (2) then in the order that starts with Fixed Account Contract Value which has the longest amount of time before its Guarantee Period expires; and (3) ends with that which has the least amount of time before its Guarantee Period expires.

WITHDRAWAL VALUE
The Withdrawal Value as of any Valuation Date will be: (1) the Contract Value on that date; less (2) any Premium Taxes due or paid by the Company; and (3) any Withdrawal Charges.

V6025 F (1-97)                          12

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WITHDRAWAL PROVISIONS (Continued)
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WITHDRAWAL CHARGES
If part or all of the Contract Value is Withdrawn, Withdrawal Charges may be applied at the time of Withdrawal. The Withdrawal Charge is applied to Purchase Payments withdrawn. The amount of the charge is based on the Contract Year in which the Withdrawal is made. See the Withdrawal Charges shown on page 3. For the purpose of determining the Withdrawal Charges, Purchase Payments are withdrawn before Earnings. The Withdrawal Charge will not be assessed against:

1.  any Free Withdrawal amounts;

2.  any Free Systematic Withdrawal amounts;

3.  any amounts remaining after all Purchase Payments are withdrawn;

4.  any Death Benefit;

5.  payments under Annuity Options 1 through 4, 7 and 8; or

6. payments under Annuity Options 5 and 6 provided that Annuity Payments are made for at least 5 years.

The Withdrawal Charge will be assessed against Contract Value allocated to the Subaccounts and the Fixed Account in the same proportion as the Withdrawal is allocated.

FREE WITHDRAWALS
A Free Withdrawal is a Withdrawal amount that is not subject to Withdrawal Charges. The amount of Free Withdrawal available in a Contract Year is determined as follows. In the first Contract Year, it is equal to: (1)cumulative Purchase Payments made under the Contract; times (2) the Free Withdrawal Percentage set forth on page 3; less (3) any Free Withdrawals, including any Free Systematic Withdrawals, made during the Contract Year. The amount of Free Withdrawal available in subsequent Contract Years is equal to (1) Contract Value as of the first day of the current Contract Year; times (2) the Free Withdrawal Percentage; less (3) any Free Withdrawals, including any Free Systematic Withdrawals, made during the Contract Year. Unused Free Withdrawal amounts are not carried from one Contract Year to the next.

SYSTEMATIC WITHDRAWALS
Systematic Withdrawals are automatic periodic Withdrawals from the Contract in substantially equal amounts made while the Owner is living prior to the Annuity Start Date. In order to start Systematic Withdrawals, the Owner must make the request in writing. Systematic Withdrawals are subject to any applicable Withdrawal Charges, except as discussed under "Free Systematic Withdrawals" below. The Minimum Systematic Withdrawal is shown on page 3. The Owner must choose the type of payment and its frequency. The Systematic Withdrawal request must state the allocations for deducting the Withdrawals from each Account. If no allocation is specified, the Withdrawals will be deducted from the Accounts in the order described on page 3, "Method for Deductions." The payment type may be: (1) a percentage of Contract Value; (2) a specified dollar amount; (3) all earnings in the Contract; (4) over a fixed period of time; or (5) based upon the life expectancy of the Owner or the Owner and a Beneficiary. The payment frequency may be: (1) monthly; (2) quarterly; (3) semiannually; or (4) annually. Systematic Withdrawals may be stopped or changed by the Owner upon proper written request Received by the Company at least 30 days in advance of the requested date of termination or change. The Company reserves the right to stop, modify, suspend or charge a fee for Systematic Withdrawals at any time.

FREE SYSTEMATIC WITHDRAWALS
Free Systematic Withdrawals are not subject to a Withdrawal Charge. The amount of Free Systematic Withdrawals available in a Contract Year is determined as follows: the amount of Systematic Withdrawals that, when combined with any Free Withdrawals in the current Contract Year, does not exceed the Free Withdrawal amount available in that Contract Year.

DATE OF REQUEST
The Company will effect a Withdrawal of Separate Account Contract Value on the basis of Accumulation Unit Value determined as of the end of the Valuation Period in which all the required information is Received by the Company. The Company will effect Systematic Withdrawals of Separate Account Contract Value on the basis of Accumulation Unit Value determined as of the end of the Valuation Period in which such Withdrawal is scheduled.

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WITHDRAWAL PROVISIONS (continued)
--------------------------------------------------------------------------------

PAYMENT OF WITHDRAWAL BENEFITS
The Company reserves the right to suspend a Transfer or delay payment of a Withdrawal from the Separate Account for any period:

1.  when the New York Stock Exchange is closed; or

2.  when trading on the New York Stock Exchange is restricted; or

3. when an emrgency exists as a result of which: (a) disposal of securities held in the Separate Account is not reasonably practicable; or (b) it is not reasonably practicable to fairly value the net assets of the Separate Account; or

4. during any other period when the Securitie and Exchange Commission, by order, so permits to protect owners of securities.

Rules and regulations of the Securities and Exchange Commission will govern as to whether the conditions set forth above exist.

The Company further reserves the right to delay payment of a Withdrawal from the Fixed Account for up to six months as required by most states. The Company will notify you if there will be a delay.

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DEATH BENEFIT PROVISIONS
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DEATH BENEFIT
If any Owner dies prior to the Annuity Start Date, a Death Benefit will be paid to the Designated Beneficiary when due Proof of Death and instructions regarding payment are Received by the Company. If an Owner is a Nonnatural Person, then the Death Benefit will be paid in the event of the death of the Annuitant or any joint Owner that is a natural person prior to the Annuity Start Date. Further, if an Owner is a Nonnatural Person, the amount of the death benefit is based on the age of the Annuitant or any joint Owner that is a natural person on the Issue Date.

If the age of each Owner was 75 or younger on the Issue Date, the Death Benefit will be the greatest of: (1) the sum of all Purchase Payments, less any Premium Taxes due or paid by the Company and less the sum of all partial Withdrawals;
(2) the Contract Value on the date due Proof of Death and instructions regarding payment are Received by the Company, less any Premium Taxes due or paid by the Company; or (3) the Stepped-Up Death Benefit described below.

The Stepped-Up Death Benefit is:

1. the largest Death Benefit on any Contract Anniversary that is both an exact multiple of four and occurs prior to the oldest Owner reaching age 76; plus

2.  any  Purchase   Payments  received  since  the  applicable  fourth  Contract
    Anniversary; less

3. any reductions caused by Withdrawals since the applicable fourth Contract Anniversary; less

4.  any Premium Taxes due or paid by the Company.

If the age of any Owner on the Issue Date was 76 or older, or if due proof of death (regardless of the age of any Owner on the Issue Date) and instructions regarding payment are not Received by the Company within six months of the date of the Owner's death, the Death Benefit will be: (1) the Contract Value as of the end of the Valuation Period during which due Proof of Death and instructions regarding payment are Received by the Company; less (2) any Premium Taxes due or paid by the Company.

V6025 G (1-97)                         14

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DEATH BENEFIT PROVISIONS (Continued)
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DEATH BENEFIT  (continued)
If a lump sum payment is requested, the payment will be made in accordance with any laws and regulations that govern the payment of Death Benefits. The Designated Beneficiary may elect to receive the Death Benefit in the form of annuity payments under one of the Annuity Options, subject to any requirements under applicable law.

PROOF OF DEATH
Any of the following will serve as Proof of Death.

1. certified copy of the death certificate

2. certified decree of a court of competent jurisdiction as to the finding of death.

3. written statement by a medical doctor who attended the deceased Owner; or

4. any proof accepted by the Company.

DISTRIBUTION RULES
The entire Death Benefit with any interest shall be paid within 5 years after the death of any Owner, except as provided below. In the event that the Designated Beneficiary elects an Annuity Option, the length of time for the payment period may be longer than 5 years if: (1) the Designated Beneficiary is a natural person; (2) the Death Benefit is paid out under Annuity Options 1 through 8; (3) payments are made over a period that does not exceed the life or life expectancy of the Designated Beneficiary; and (4) Annuity Payments begin within one year of the death of the Owner. If the deceased Owner's spouse is the sole Designated Beneficiary, the spouse shall become the sole Owner of the Contract. He or she may elect to: (1) keep the Contract in force until the sooner of the spouse's death or the Annuity Start Date; or (2) receive the Death Benefit.

If any Owner dies after the Annuity Start Date, Annuity Payments shall continue to be paid at least as rapidly as under the method of payment being used as of the date of the Owner's death.

If the Owner is a Nonnatural Person, the distribution rules set forth above apply in the event of the death of, or a change in, the Annuitant. This Contract is deemed to incorporate any provision of Section 72(s) of the Internal Revenue Code of 1986, as amended (the "Code"), or any successor provision. This Contract is also deemed to incorporate any other provision of the Code deemed necessary by the Company, in its sole judgment, to qualify this Contract as an annuity. The application of the distribution rules will be made in accordance with Code section 72(s), or any successor provision, as interpreted by the Company in its sole judgment.

The foregoing distribution rules do not apply to a Contract which is: (1) provided under a plan described in Code section 401(a); (2) described in Code section 403(b); (3) an individual retirement annuity or provided under an individual retirement account or annuity; or (4) otherwise exempt from the Code section 72(s) distribution rules.

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ANNUITY PAYMENT PROVISIONS
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ANNUITY START DATE
The Owner may choose the Annuity Start Date at the time of application. The Annuity Start Date may not be prior to the third Contract Anniversary. If no Annuity Start Date is chosen, the Company will use the later of: (1) the oldest Annuitant's seventieth birthday; or (2) the tenth Contract Anniversary. The Annuity Start Date must be prior to the oldest Annuitant's ninety-fifth birthday.

The Annuity Start Date is the date the first payment will be made to the Annuitant under one of the Annuity Options.

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ANNUITY PAYMENT PROVISIONS (Continued)
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CHANGE OF ANNUITY START DATE
The Owner may change the Annuity Start Date subject to approval by the Company. A request for the change must be made in writing. The written request must be Received by the Company at least 30 days prior to the new Annuity Start Date and 30 days prior to the previous Annuity Start Date.

ANNUITY START AMOUNT
The Annuity Start Amount is applied to one or more of the Annuity Options listed on page 18. The Annuity Start Amount is: (1) the Contract Value on the Annuity Start Date; less (2) any Premium Taxes due or paid by the Company; and (3) Withdrawal Charges, if applicable. Unless otherwise directed by the Owner, Annuity Start Amount derived from Fixed Account Contract Value will be applied to purchase a Fixed Annuity Option; that derived from Separate Account Contract Value will be applied to purchase a Variable Annuity Option.

WITHDRAWAL CHARGES
Withdrawal Charges are not applied to: (1) Annuity payments made under Annuity Options 1-4, 7 and 8; or (2) those made under Annuity Options 5 and 6 that provide for payments over a period of at least 5 years. Withdrawal Charges are applied to annuity payments under Annuity Options 5 and 6 that provide for payments over a period of less than 5 years. Any Withdrawal Charges are applied on the Annuity Start Date to that portion of Contract Value that represents Purchase Payments. See "Withdrawal Provisions" on pages 12-14.

ANNUITY TABLES
Annuity Tables A through C show the guaranteed minimum amount of monthly Annuity Payment per $1,000 of Annuity Start Amount for Annuity Options 1 through 4, 7 and 8 that applies to the first Variable Annuity Payment and to each payment for Fixed Annuity Payments. The amount of each Annuity Payment for Annuity Options 1 through 4 and 8 will depend on the Annuitant's sex and age on the Annuity Start Date.

Tables A and B assume 1900 as the year of birth of the annuitant. To use Tables A and for an Annuitant born after 1900, the actual age is reduced by 0.1 (one-tenth) of a year for each year the year of birth exceeds 1900. For an annuitant with a birth year prior to 1900, the actual age is increased in a like manner. The actual age (in completed months) reduced or increased becomes the "adjusted age of the Annuitant." The guaranteed payout rate is then found by interpolating the Annuitant's adjusted age between the ages shown in Tables A and B. Tables A and B are based on the 1983 Table "A" mortality table and an interest rate of 3.5% per year. On request the Company will furnish the amount of monthly Annuity Payment per $1,000 applied for any ages not shown.

For Annuity Options 5 through 7, annuity rates based on age and sex are not used to calculate annuity payments. Annuity Payments for Options 5 and 6 are computed without reference to the Annuity Tables.

ANNUITY PAYMENTS
The Annuity Option is shown on page 3. The Owner may choose any form of Annuity Option that is allowed by the Company. The Owner may choose an Annuity Option by written request. This request must be Received by the Company at least 30 days prior to the Annuity Start Date. Several Annuity Options are listed on page 18. No Annuity Option can be selected that requires the Company to make periodic payments of less than $100.00. If no Annuity Option is chosen prior to the Annuity Start Date, the Company will use Life with 10-Year Fixed Period Option. Each Annuity Option allows for making Annuity Payments annually, semiannually, quarterly or monthly.

CHANGE OF ANNUITY OPTION
Prior to the Annuity Start Date, the Owner may change the Annuity Option chosen. The Owner must request the change in writing. This request must be Received by the Company at least 30 days prior to the Annuity Start Date.

V6025 H (1-97)                          16

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ANNUITY PAYMENT PROVISIONS (Continued)
--------------------------------------------------------------------------------

FIXED ANNUITY PAYMENTS
With respect to Fixed Annuity Payments, the amounts shown on the Tables are the guaranteed minimum for each Annuity Payment for Annuity Options 1 through 4, 7 and 8.

VARIABLE ANNUITY PAYMENTS
With respect to Variable Annuity Payments, the amount shown on the Tables is the guaranteed minimum first Annuity Payment, based on the assumed interest rate of 3.5% for Annuity Options 1 through 4, 7 and 8. The amount of each Annuity Payment after the first for these options is computed by means of Annuity Units.

ANNUITY UNITS
The number of Annuity Units is found by dividing the first Annuity Payment by the Annuity Unit Value for the selected Subaccount on the Annuity Start Date. The number of Annuity Units for the Subaccount then remains constant, unless a Transfer of Annuity Units is made. After the first Annuity Payment, the dollar amount of each subsequent Annuity Payment is equal to the number of Annuity Units times the Annuity Unit Value for the Subaccount on the due date of the Annuity Payment.

The Annuity Unit Value for each Subaccount was first set at $1.00. The Annuity Unit Value for any subsequent Valuation Date is equal to (a) times (b) times
(c), where:

(a) is the Annuity Unit Value on the immediately preceding Valuation Date;

(b) is the Net Investment Factor for the Valuation Date;

(c) is a daily factor used to adjust for an assumed interest rate of 3.5% per year used to determine the Annuity Payment amounts. The assumed interest rate is reflected in the Annuity Tables.

NET INVESTMENT FACTOR
The Net Investment Factor for any Subaccount as of the end of any Valuation Period is determined by dividing (1) by (2) and subtracting (3) from the result, where:

1. is equal to:

   a. the net asset value per share of the mutual fund held in the Subaccount, found as of the end of the current Valuation Period; plus

   b. the per share amount of any dividend or capital gain distributions paid by the Subaccount's underlying mutual fund that is not included in the net asset value per share; plus or minus

   c. a per share charge or credit for any taxes reserved for, which the Company deems to have resulted from the operation of the Separate Account or the Subaccounts; the operations of the Company with respect to the Contract; or the payment of premium or acquisition costs under the Contract.

2. is the net asset value per share of the Subaccount's underlying mutual fund as of the end of the prior Valuation Period.

3. is a daily factor representing the Mortality and Expense Risk Charge which is deducted from the Separate Account.

Underlying mutual funds may declare dividends on a daily basis and pay such dividends once a month. The Net Investment Factor allows for the monthly reinvestment of these daily dividends. As described above, the gains and losses from each Subaccount are credited or charged against the Subaccount without regard to the gains or losses in the Company or other Subaccounts.

ALTERNATE ANNUITY OPTION RATES
The Company may, at the time of election of an Annuity Option, offer more favorable rates in lieu of the guaranteed rates shown in the Annuity Tables.

--------------------------------------------------------------------------------
ANNUITY PAYMENT PROVISIONS (Continued)
--------------------------------------------------------------------------------

ANNUITY OPTIONS

OPTION 1
LIFE OPTION: This option provides payments for the life of the Annuitant. Table A shows some of the guaranteed rates for this option.

OPTION 2
LIFE WITH FIXED PERIOD OPTION: This option provides payments for the life of the Annuitant. A fixed period of 5, 10, 15 or 20 years may be chosen. Payments will be made to the end of this period even if the Annuitant dies prior to the end of the period. If the Annuitant dies before receiving all the payments during the fixed period, the remaining payments will be made to the Designated Beneficiary. Table A shows some of the guaranteed rates for this option.

OPTION 3
LIFE WITH INSTALLMENT OR UNIT REFUND OPTION: This option provides payments for the life of the Annuitant, with a period certain determined by dividing the Annuity Start Amount by the amount of the first payment. A fixed number of payments will be made even if the Annuitant dies. If the Annuitant dies before receiving the fixed number of payments, any remaining payments will be made to the Designated Beneficiary. Table A shows some of the guaranteed rates for this option.

OPTION 4
JOINT AND LAST SURVIVOR OPTION: This option provides payments for the life of the Annuitant and Joint Annuitant. Payments will be made as long as either is living. Table B shows some of the guaranteed rates for this option.

OPTION 5
FIXED PERIOD OPTION: This option provides payments for a fixed number of years between 5 and 20. If the Contract Value is held in the Fixed Account, then the amount of the payments will vary as a result of the interest rate (as adjusted periodically) credited on the Fixed Account. This rate is guaranteed to be no less than the Guaranteed Rate shown on page 3. If the Contract Value is held in the Separate Account, then the amount of the payments will vary as a result of the investment performance of the Subaccounts chosen. If all the Annuitants die before receiving the fixed number of payments, any remaining payments will be made to the Designated Beneficiary.

OPTION 6
FIXED PAYMENT OPTION: This option provides a fixed payment amount. This amount is paid until the amount applied, including daily interest adjustments, is paid. If the Contract Value is held in the Fixed Account, then the number of payments will vary as a result of the interest rate (as adjusted periodically) credited on the Fixed Account. This rate is guaranteed to be no less than the Guaranteed Rate shown on page 3. If the Contract Value is held in the Separate Account, then the number of payments will vary as a result of the investment performance of the Subaccounts chosen. If all the Annuitants die before receiving all the payments, any remaining payments will be made to the Designated Beneficiary.

OPTION 7
PERIOD CERTAIN OPTION: This option provides payments for a fixed period of 5, 10, 15 or 20 years. Payments will be made until the end of this period. If the Annuitant dies prior to the end of the period, the remaining payments will be made to the Designated Beneficiary. Table C shows some of the guaranteed rates for this option.

OPTION 8
JOINT AND CONTINGENT SURVIVOR OPTION: This option provides payments for the life of the primary Annuitant. Payments will be made to the primary Annuitant as long as he or she is living. Upon the death of the primary Annuitant, payments will be made to the contingent Annuitant as long as he or she is living. If the contingent Annuitant is not living upon the death of the primary Annuitant, no payments will be made to the contingent Annuitant. Table B shows some of the guaranteed rates for this option.

V6025 I (1-97)                           18

                                 ANNUITY TABLES
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                                    TABLE A
                     SETTLEMENT OPTIONS ONE, TWO, AND THREE
       MINIMUM INITIAL MONTHLY INSTALLMENTS PER $1,000 OF AMOUNT APPLIED

                                     Option Two
  Adjusted      Option One      Life with Fixed Period          Option Three
    Age            Life        5       10      15      20           Unit
of Annuitant       Only      Years   Years   Years   Years         Refund
--------------------------------------------------------------------------------
   MALE
    55             4.99       4.97    4.91    4.80    4.66          4.73
    56             5.09       5.07    5.00    4.88    4.72          4.81
    57             5.20       5.17    5.10    4.97    4.78          4.90
    58             5.32       5.29    5.20    5.05    4.85          4.99
    59             5.44       5.41    5.31    5.14    4.91          5.08

    60             5.57       5.53    5.42    5.23    4.97          5.18
    61             5.71       5.67    5.54    5.33    5.04          5.29
    62             5.86       5.81    5.67    5.42    5.10          5.40
    63             6.02       5.97    5.80    5.52    5.16          5.51
    64             6.20       6.13    5.94    5.62    5.22          5.63

    65             6.38       6.31    6.08    5.72    5.28          5.76
    66             6.58       6.49    6.23    5.82    5.33          5.90
    67             6.79       6.69    6.38    5.92    5.38          6.04
    68             7.02       6.90    6.54    6.02    5.43          6.19
    69             7.26       7.12    6.71    6.12    5.48          6.35

    70             7.52       7.35    6.87    6.21    5.52          6.52
    71             7.80       7.60    7.05    6.30    5.55          6.69
    72             8.09       7.86    7.22    6.39    5.59          6.88
    73             8.41       8.13    7.40    6.47    5.62          7.07
    74             8.75       8.42    7.57    6.55    5.64          7.27

    75             9.12       8.72    7.75    6.62    5.66          7.49

  FEMALE
    55             4.54       4.53    4.51    4.46    4.38          4.40
    56             4.62       4.61    4.58    4.53    4.44          4.47
    57             4.71       4.70    4.66    4.60    4.51          4.54
    58             4.80       4.79    4.75    4.68    4.57          4.62
    59             4.90       4.88    4.84    4.76    4.64          4.70

    60             5.00       4.99    4.93    4.84    4.70          4.78
    61             5.11       5.09    5.03    4.93    4.77          4.87
    62             5.23       5.21    5.14    5.02    4.84          4.96
    63             5.36       5.33    5.25    5.12    4.91          5.06
    64             5.49       5.46    5.37    5.21    4.98          5.17

    65             5.64       5.60    5.50    5.31    5.05          5.28
    66             5.79       5.75    5.63    5.42    5.12          5.39
    67             5.95       5.91    5.77    5.53    5.19          5.52
    68             6.13       6.08    5.91    5.63    5.25          5.65
    69             6.32       6.26    6.07    5.74    5.32          5.79

    70             6.53       6.46    6.23    5.86    5.37          5.94
    71             6.75       6.67    6.40    5.97    5.43          6.09
    72             6.99       6.89    6.58    6.08    5.48          6.26
    73             7.26       7.13    6.76    6.18    5.52          6.44
    74             7.54       7.39    6.95    6.29    5.57          6.63

    75             7.85       7.67    7.14    6.39    5.60          6.83

Values not shown will be provided upon request. Annual, semiannual, or quarterly installments can be determined by multiplying the monthly installments by 11.812853, 5.9572227, and 2.9914196 respectively.

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                                    TABLE B
                       SETTLEMENT OPTIONS FOUR AND EIGHT
        MINIMUM INITIAL MONTHLY INSTALLMENT PER $1,000 OF AMOUNT APPLIED

   Adjusted Age of                  Adjusted Age of Male Annuitant
  Female Annuitant        55        60        62        65        70       75
--------------------------------------------------------------------------------
        55               4.16      4.27      4.30      4.35      4.42     4.47
        60               4.34      4.51      4.57      4.66      4.78     4.86
        62               4.41      4.61      4.68      4.79      4.94     5.04
        65               4.51      4.76      4.85      4.99      5.20     5.35
        70               4.66      4.99      5.13      5.34      5.67     5.95
        75               4.78      5.19      5.37      5.66      6.16     6.63

Values not shown will be provided upon request. Annual, semiannual, or quarterly installments can be determined by multiplying the monthly installments by 11.812853, 5.9572227, and 2.9914196 respectively.


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                                    TABLE C
                            SETTLEMENT OPTION SEVEN
        MINIMUM INITIAL MONTHLY INSTALLMENT PER $1,000 OF AMOUNT APPLIED

                                 PERIOD CERTAIN

    5 YEARS              10 YEARS              15 YEARS             20 YEARS
--------------------------------------------------------------------------------
     18.11                 9.83                  7.1                  5.75

Values not shown will be provided upon request. Annual, semiannual, or quarterly installments can be determined by multiplying the monthly installments by 11.812853, 5.9572227, and 2.9914196 respectively.

                     A BRIEF DESCRIPTION OF THIS CONTRACT

This is a FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY CONTRACT.

* Purchase Payments may be made until the earlier of the Annuity Start Date or termination of the Contract.

* A Death Benefit may be paid prior to the Annuity Start Date according to the Contract provisions.

* Annuity Payments begin on the Annuity Start Date using the method as specified in this Contract.

* This Contract is Participating.








ALL PAYMENTS AND VALUES PROVIDED BY THIS CONTRACT, WHEN BASED ON THE INVESTMENT EXPERIENCE OF THE SEPARATE ACCOUNT, ARE VARIABLE AND MAY INCREASE OR DECREASE IN ACCORDANCE WITH THE INVESTMENT EXPERIENCE OF THE SEPARATE ACCOUNT. THERE ARE NO GUARANTEED MINIMUM PAYMENTS OR CASH VALUES. (SEE "CONTRACT VALUE AND EXPENSE PROVISIONS" AND "ANNUITY PAYMENT PROVISIONS" FOR DETAILS.)



                                  [SBL LOGO]
                    SECURITY BENEFIT LIFE INSURANCE COMPANY
              A Member of The Security Benefit Group of Companies
                 700 SW Harrison Street, Topeka, KS 66636-0001
                                 1-800-888-2461

                             TAX-SHELTERED ANNUITY
                                  ENDORSEMENT

TAX-SHELTERED ANNUITY ENDORSEMENT
This Contract is established as a Tax-Sheltered Annuity ("TSA") under Section 403(b) of the Internal Revenue Code of 1986, as amended (the "Code") or any successor provision, pursuant to the Owner's request in the application. Accordingly, this Endorsement is attached to and made part of the Contract as of its issue date or, if later, the date shown below. If this is a group contract, references to the "Owner" and to the "Contract" shall, respectively, be deemed to include the Participant and the Participant's Certificate where appropriate.

TAX-SHELTERED ANNUITY PROVISIONS
To ensure treatment as a TSA, this Contract will be subject to the requirements of Code Section 403(b), which are briefly summarized below:

CONTRIBUTION LIMITATIONS
(a) Purchase Payments made on behalf of the Owner pursuant to a salary reduction agreement when added to "elective deferral" contributions under all other plans, contracts or arrangements in which the Owner participates, may not exceed the annual limitation on such contributions as provided in Code
    Section 401(a)(30).

(b) Purchase Payments applied to the Contract on behalf of the Owner which exceed the applicable "exclusion allowance" (within the meaning of Code
    Section 403(b)(2)) or the limitations contained in Code Section 415 shall not be excludable from gross income.

(c) Purchase Payments that exceed any of the foregoing limitations may be returned, distributed or otherwise corrected using any method permissable under the Code.

NONDISCRIMINATION REQUIREMENTS
(a) Except if this  Contract is purchased  by a "church"  (within the meaning of
    Code  Section  3121(w)),   the  Plan  must  satisfy  the   nondiscrimination
    requirements of Code Section 403(b)(12).

(b) Purchase Payments not made pursuant to a salary reduction agreement will satisfy the nondiscrimination requirements of Code Section 403(b)(12)
    provided they satisfy the requirements of Code Section 401(a)(4) (nondiscrimination in contributions), Code Section 401(a)(5) (permitted disparity), Code Section 401(a)(17)(annual limit on compensation), Code
    Section 401(m) (average contribution percentage test) and Code Section 410(b) (coverage).

(c) Purchase Payments made pursuant to a salary reduction agreement will satisfy the nondiscrimination requirements of Code Section 403(b)(12) provided that every employee of the Employer sponsoring the Plan, may elect to make
    Purchase Payments of more than $200 pursuant to a salary reduction agreement.

DISTRIBUTION RESTRICTIONS AND REQUIREMENTS
(a) Distributions attributable to Purchase Payments made pursuant to a salary reduction agreement may be made only when the Owner attains age 59 1/2, separates from service, dies, becomes "disabled" (within the meaning of Code
    Section 403(b)(11)) or incurs a hardship. A distribution made due to a hardship may not include income attributable to such Purchase Payments.

6832 A (R9-96)                          1

(b) Distributions from this Contract must comply with the minimum distribution and incidental death benefit requirements of Code Section 403(b)(10). Accordingly, an Owner's entire interest under the Contract generally must be distributed (or begin to be distributed) by April 1 of the calendar year following the later of (i) the calendar year in which the Owner attains age 70 1/2, or (ii) the calendar year in which the Owner retires (the "Required Beginning Date").

    Distributions commencing not later than the Required Beginning Date may be made over the life of the Owner or over the lives of the Owner and his or her Designated Beneficiary (or over a period not extending beyond the life expectancy of the Owner or the life expectancy of the Owner and his or her Designated Beneficiary).

(c) If the Owner dies before distribution of his or her interest in the Contract has begun in accordance with paragraph (b) above, the Owner's entire interest must be distributed within five years, unless: (i) such interest is distributed to a Designated Beneficiary over his or her life (or over a period not extending beyond such Designated Beneficiary's life expectancy); and (ii) such distribution begins not later than one year after the Owner's surviving spouse, the date on which the distributions are required to begin shall not be earlier thatn the date on which the Owner would have attained age 70 1/2.

(d) If the Owner dies after distribution of his or her interest in this Contract has begun in accordance with paragraph (b) above but before his or her entire interest has been distributed, the remaining interest must be distributed at least as rapidly as under the method of distribution being used prior to the Owner's death.

(e) All distributions must comply with a method of distribution offered by the Company under this Contract.

(f) If the Owner receives a distribution from this Contract that qualifies as an "eligible rollover distribution" (within the meaning of Code Section 402(f)(2)(A)) and elects to have such distribution paid directly to an "eligible retirement plan" (within the meaning of Code Section 402(c)), such distribution shall be made in the form of a direct transfer to the eligible retirement plan. The Company may establish reasonable administrative rules applicable to such direct transfers.

NONFORFEITABILITY
(a) The Owner's rights under this Contract shall be nonforfeitable except for failure to pay future Premiums.

(b) This Contract may not be transferred, sold, assigned or pledged as collateral for a loan or as security for the performance fo an obligation or for any other purposes to any person other than the Company.

MULTIPLE CONTRACTS
(a) If for any taxable year an Owner is covered by this Contract and any other TSA, all such contracts shall be treated as a single contract.

PLAN PROVISIONS

The Plan, including certain Plan provisions required by the Employee Retirement Income Security Act of 1974 or other applicable law, may limit the Owner's rights under this Contract. The Plan provisions may:

(a) Limit the Owner's right to make Purchase Payments;

(b) Restrict the time when the Owner may elect to receive payments under this Contract;

(c) Require the consent of the Owner's spouse before the Owner may elect to receive payments under this Contract;

(d) Require that all distributions be made in the form of a joint and survivor annuity for the Owner and the Owner's spouse unless both consent to a different form of distribution;

(e) Require that the Owner's spouse be the Designated Beneficiary;

(f) Require that the Owner remain employed by the Employer sponsoring the Plan for a specified period of time before the Owner's rights under this Contract become fully vested; or

(g) Otherwise restrict the Owner's exercise of rights under the Contract or give the Employer sponsoring the Plan (or a Plan representative) the right to exercise certain rights on the Owner's behalf.

No such Plan provision shall limit an Owner's rights under this Contract, unless the Employer sponsoring the Plan has provided the Company with written notification of such provision. In no event shall any such Plan provision enlarge the Company's obligations under this Contract.

TAX CONSEQUENCES
(a) The Company will not incur any liability or be responsible for the timing, purpose or prorpriety of any contribution or distribution; any tax or penalty imposed on account of any such contribution or distribution; or any other failure, in whole or in part, by the Owner or the Employer to comply with the provisions set forth in the Code or any other law.

ADMINISTRATION
The Company does not act as the Administrator of the Plan. Accordingly, the Company will not incur any liability or be responsible for interpreting the Plan or deciding any questions arising thereunder.


                                     SECURITY BENEFIT LIFE INSURANCE COMPANY

                                                 ROGER K. VIOLA
                                                    SECRETARY


________________________________________
      Endorsement Effective Date
      (If Other Than Issue Date)

6832 A (R9-96)                         3

NOTICE: CONSULT YOUR TAX ADVISOR PRIOR TO REQUESTING THIS BENEFIT. RECEIPT OF BENEFITS UNDER THIS ENDORSEMENT MAY BE SUBJECT TO AN IRS 10% PENALTY TAX IN ADDITION TO ANY INCOME TAX THAT MAY BE DUE.


                            WITHDRAWAL CHARGE WAIVER
                                  ENDORSEMENT

ENDORSEMENT
This Endorsement is attached to and made part of this Contract/Policy (the "Policy") as of: (1) its Issue Date; or (2) if later, the date shown below. The Policy is changed by adding the following:

WAIVER OF WITHDRAWAL CHARGES
Security Benefit Life Insurance Company ("SBL") will waive the Withdrawal Charge on any full or partial Withdrawal of Contract Value/Policy Value if: (1) the Owner has been confined to a "Hospital" or "Qualified Skilled Nursing Facility" for at least 90 consecutive days immediately prior to the date of such Withdrawal and is so confined when the request to withdraw is received by SBL;
(2) such confinement began after the Issue Date; and (3) the request to withdraw is received along with: (a) a properly completed claim form; and (b) a written statement by a licensed physician that certifies such confinement is a medical necessity and is due to illness or infirmity. Such written statement must be approved by SBL.

SBL reserves the right to have the Owner examined by a physician of SBL's choice and at SBL's expense to determine if the Owner is eligible for the Withdrawal Charge Waiver. SBL reserves the right to require the claim form and written statement described in 3(a) and (b) above with each request to withdraw.

DEFINITIONS
A "Hospital" is: (1) an institution that is licensed as such by the Joint Commission of Accreditation of Hospitals; or (2) any lawfully operated institution that provides: (a) in-patient treatment of sick and injured persons through medical, diagnostic and surgical facilities directed by a staff of physicians; and (b) 24 hour nursing services. A "Qualified Skilled Nursing Facility" must be licensed by the state to provide, on a daily basis, convalescent or chronic care for in-patients who, by reason of illness or infirmity, are not able to care for themselves.


                                     SECURITY BENEFIT LIFE INSURANCE COMPANY

                                                 ROGER K. VIOLA
                                                    SECRETARY


________________________________________
      Endorsement Effective Date
      (If Other Than Issue Date)


V6051 (3-96)

NOTICE: CONSULT YOUR TAX ADVISOR PRIOR TO REQUESTING THIS BENEFIT. RECEIPT OF BENEFITS UNDER THIS ENDORSEMENT MAY BE SUBJECT TO AN IRS 10% PENALTY TAX IN ADDITION TO ANY INCOME TAX THAT MAY BE DUE.


                WAIVER OF WITHDRAWAL CHARGE FOR TERMINAL ILLNESS
                                   ENDORSEMENT

ENDORSEMENT
This Endorsement is attached to and made part of this Contract/Policy (the "Policy") as of: (1) its Issue Date; or (2) if later, the date shown below. The Policy is changed by adding the following:

WAIVER OF WITHDRAWAL  CHARGES
Security Benefit Life Insurance Company ("SBL") will waive the Withdrawal Charge on any full or partial Withdrawal of Contract Value/Policy Value if: (1) the Owner has been diagnosed with a "terminal illness" by a licensed physician; (2) such illness was first diagnosed after the Issue Date of this Policy; and (3) the request to withdraw is received along with (a) a properly completed claim form acceptable to SBL; and (b) a written statement by a licensed physician certifying that the Owner has been diagnosed with a terminal illness and the date that such diagnosis was first made.

SBL reserves the right to have the Owner examined by a physician of SBL's choice and at SBL's expense to determine if the Owner is eligible for waiver of the Withdrawal Charge. SBL reserves the right to require the claim form and written statement described in 3(a) and (b) above with each request to withdraw.

DEFINITIONS
A "terminal illness" is an incurable condition that with a reasonable degree of medical certainty will result in death within one year from the date of the physician's statement. A "licensed physician" is a medical doctor licensed in the United States who is: (1) practicing within the scope of that license; and
(2) is not the Owner, Annuitant or a person related thereto.


                                     SECURITY BENEFIT LIFE INSURANCE COMPANY

                                                 ROGER K. VIOLA
                                                    SECRETARY


________________________________________
      Endorsement Effective Date
      (If Other Than Issue Date)


V6051 TI (2-97)

                                  ENDORSEMENT

--------------------------------------------------------------------------------
ANNUITY LOAN PROVISIONS
--------------------------------------------------------------------------------

LOAN ENDORSEMENT
This endorsement is attached to and made part of your Contract as of its Issue Date or, if later, the date shown below. Notwithstanding any other provision of the Contract to the contrary, the following provisions shall apply.

GENERAL PROVISIONS
Prior to the start of retirement annuity installments (the "maturity date"), the Company shall lend an amount applied for to the Owner subject to the limitations, interest rates, and repayment procedures set forth herein and in the loan agreement between the Owner and the Company. Any loan applied for must be for a minimum of $1,000. Only two loans shall be permitted per contract year. All loans must be repaid as specified herein before the maturity date. Except for loans that qualify under the Code for a longer repayment period, as determined by the Company, all loans must be repaid within five years of approval. All loan repayments must be scheduled to be paid in equal amounts on the same day of each month or quarter. For monthly repayments the first scheduled repayment may not be later than 30 days after the date of approval of the loan application by the Company. For quarterly repayments the first scheduled repayment may not be later than 90 days after the date of approval of the loan application by the Company. Before a loan is permitted a written application and loan agreement on a form acceptable to the Company must be Received by the Company. The Company may postpone final approval or disapproval of a loan for up to six months after the application for a loan is received.

TAX CONSEQUENCES
The Company makes no representations or guarantees as to the tax consequences of a loan to the Owner. The Owner should consult his or her tax counsel for specific advice.

MAXIMUM LOAN AMOUNT
The maximum loan amount for all contracts combined, is generally equal to the lesser of: (1) $50,000 reduced by the excess of: (a) the highest outstanding loan balance within the preceding 12-month period ending on the day before the date the loan is made; over (b) the outstanding loan balance on the date the loan is made; or (2) 50% of your account value or $10,000, whichever is greater. However, in no case can you borrow more than your account value.

LOAN ACCOUNT, AND INTEREST EARNED ON LOAN ACCOUNT
When your loan is approved, the Company will transfer to an account within the Fixed Amount, referred to as the Loan Account, an amount equal to the loan amount. Amounts allocated to the Loan Account earn the Maximum Guaranteed Interest Rate specified in the Contract.

LOAN INTEREST RATE
The Owner must pay interest on the outstanding loan balance. Interest shall accrue on the loan balance from the effective date of any loan. The loan interest rate shall be the Minimum Guaranteed Interest Rate plus 2.5%.

LOAN PAYMENTS
Each loan payment must be labeled as such. If not labeled as a loan payment, amounts received by the Company will be treated as Purchase Payments. Each loan payment will reduce the Loan Account by the amount the payment reduces the outstanding loan balance. Amounts which are no longer needed in the Loan Account will be transferred to the Fixed Account and/or the Subaccounts in accordance with current allocation instructions for purchase payments. The loan may be repaid in full at any time, in which event, the Loan Account shall be reduced to $0.


V6846 (R1-97) NON-ERISA

--------------------------------------------------------------------------------
ANNUITY LOAN PROVISIONS (Continued)
--------------------------------------------------------------------------------

FAILURE TO MAKE PAYMENTS
If any required loan payment is not paid, within 30 days of the due date for loans with a monthly repayment schedule or within 90 days of the due date for loans with a quarterly repayment schedule, the TOTAL OUTSTANDING LOAN BALANCE will be deemed to be in default. The entire loan balance, with any accrued interest, will be reported to the Internal Revenue Service ("IRS") on Form 1099-R for the year the default occurred. Once a loan has gone into default, regularly scheduled payments will not be accepted. However, the principal plus accrued interest may be paid in full at any time. Notwithstanding any other provision of the Contract or this endorsement to the contrary, no new loans will be allowed when there is a loan in default.

Interest will continue to accrue on a loan in default. You may pay accrued interest each year when notified by SBL. If such interest is not paid by December 31st of each year, it will be added to the outstanding balance of the loan and will be reported to the IRS on Form 1099-R. Account value equal to the amount of the accrued interest will be transferred to the Loan Account. If a loan continues to be in default when you attain age 59 1/2, the total outstanding balance will be deducted from your account value. The Contract will be automatically terminated if the outstanding loan balance on a loan in default equals or exceeds the amount for which the Contract may be surrendered. The proceeds from the Contract will be used to repay the debt.

WITHDRAWAL VALUE, ANNUITY PAYOUT AMOUNT, AND DEATH BENEFIT
If the Contract is surrendered, or if a death benefit becomes payable, the amount otherwise receivable will be reduced by the amount of the outstanding loan, plus any accrued interest. In addition, no partial withdrawal request will be processed which would result in the withdrawal of account value from the Loan Account.


                                     SECURITY BENEFIT LIFE INSURANCE COMPANY

                                                 ROGER K. VIOLA
                                                    SECRETARY


________________________________________
      Endorsement Effective Date
      (If Other Than Issue Date)

                                  ENDORSEMENT
--------------------------------------------------------------------------------
                SIMPLE INDIVIDUAL RETIREMENT ANNUITY PROVISIONS
--------------------------------------------------------------------------------

SIMPLE INDIVIDUAL RETIREMENT ANNUITY ENDORSEMENT
This Contract is established as a Savings Incentive Match Plan for Employees of Small Employers Individual Retirement Annuity ("SIMPLE IRA") as defined in
Section 408 of the Internal Revenue Code of 1986, as amended (the "Code") or any successor provision pursuant to the Owner's request in the Application. Accordingly, this endorsement is attached to and made part of the Contract as of its Issue Date or, if later, the date shown below. Notwithstanding any other provisions of the Contract to the contrary, the following provisions shall apply.

RESTRICTIONS ON SIMPLE INDIVIDUAL RETIREMENT ANNUITY
To ensure treatment as a SIMPLE IRA, this Contract will be subject to the applicable requirements of Code Section 408, which are briefly summarized below:

1. The Contract is established for the exclusive benefit of the Owner or his or her beneficiaries. The Owner shall be the Annuitant.

2. The Contract shall be nontransferable and the entire interest of the Owner in the Contract is nonforfeitable.

3. Notwithstanding any provision of the Contract to the contrary, the distribution of the Owner's interest shall be made in accordance with the minimum distribution requirements of Section 401(a)(9) of the Internal Revenue Code and the regulations thereunder, including the incidental death benefit provisions of Section 1.401(a)(9)-2 of the proposed regulations, all of which are herein incorporated by reference.

    The Owner's entire interest in the Contract must be distributed, or begin to be distributed, by the Owner's required beginning date, which is the April 1 following the calendar year in which the Owner reaches age 70 1/2. For each succeeding year, a distribution must be made on or before December 31. By the required beginning date, the Owner may elect to have the balance in the account distributed in one of the following forms:

    1)  A single lump sum payment;

    2) Equal or substantially equal monthly, quarterly, or annual payments over the life of the Owner or over the joint and last survivor lives of the Owner and his or her Designated Beneficiary; or

    3) Equal or substantially equal annual payments over a specified period that may not be longer than the Owner's life expectancy or the joint and last survivor life expectancy of the Owner and his or her Designated Beneficiary.

    An Annuity Option may not be elected with a Fixed Period that will guarantee Annuity Payments beyond the life expectancy of the Annuitant and Beneficiary and Annuity Payments must be made at least annually and in equal amounts.

    4) If the Owner dies before his or her interest is distributed, the entire remaining interest will be distributed as follows:

        a. If the Owner dies on or after distributions have begun under Section 3, the entire remaining interest must be distributed at least as rapidly as provided under Section 3.


4453C-5S (2-97)

--------------------------------------------------------------------------------
SIMPLE INDIVIDUAL RETIREMENT ANNUITY PROVISIONS (Continued)
--------------------------------------------------------------------------------

RESTRICTIONS ON SIMPLE INDIVIDUAL RETIREMENT ANNUITY (Continued)
        b. If the Owner dies before distributions have begun under Section 3, the entire remaining interest must be distributed as elected by the Owner or, if the Owner has not so elected, as elected by the Designated Beneficiary or Beneficiaries as follows:

            1) By December 31 of the year containing the fifth anniversary of the Owner's death; or

            2) In equal or substantially equal payments over the life or life expectancy of the Designated Beneficiary or Beneficiaries starting by December 31 of the year following the year of the Owner's death. If however, the Designated Beneficiary is the Owner's surviving spouse, then this Distribution is not required to begin until December 31 of the later of: (1) the calendar year immediately following the calendar year in which the Owner died; or (2) the calendar year in which the Owner would have attained age 70 1/2.

5.  An  individual  may  satisfy  the minimum  distribution  requirements  under
    Section 401(a)(9) of the Code by receiving a distribution from one IRA that is equal to the amount required to satisfy the minimum distribution requirements for two or more IRAs. For this purpose, the Owner of two or more IRAs may use the "alternative method" described in Notice 88-38, 1988-1 C.B. 524, to satisfy the minimum distribution requirements described above.

6. Any refund of premiums (other than those attributable to excess contributions) will be applied before the close of the calendar year following the year of the refund toward the payment of future premiums or the purchase of additional benefits.

7. The annual premium shall not exceed amounts allowable under the terms of the SIMPLE plan described in Section 408(p) of the Code or any successor provision in which the Owner is a participant.

8. Transfers and rollovers from other SIMPLE IRAs are permitted and are excluded from the limit set forth in Section 7.

9. Notwithdstanding any Contract provisions to the contrary, no amount may be borrowed under the Contract and no portion may be used as security for a loan.

10. Annuity payments may not begin before the Annuitant attains the age of 59 1/2 without incurring a penalty tax except in the situations described in
    Section 72(t) of the Code.


                                     SECURITY BENEFIT LIFE INSURANCE COMPANY

                                                 ROGER K. VIOLA
                                                    SECRETARY


________________________________________
      Endorsement Effective Date
      (If Other Than Issue Date)

                                ENDORSEMENT
--------------------------------------------------------------------------------
INDIVIDUAL RETIREMENT ANNUITY PROVISIONS
--------------------------------------------------------------------------------

INDIVIDUAL RETIREMENT ANNUITY ENDORSEMENT
This Contract is established as an Individual Retirement Annuity ("IRA") as defined in Section 408 of the Internal Revenue Code of 1986, as amended (the "Code") or any successor provision pursuant to the Owner's request in the Application. Accordingly, this endorsement is attached to and made part of the Contract as of its Issue Date or, if later, the date shown below. Notwithstanding any other provisions of the Contract to the contrary, the following provisions shall apply.

RESTRICTIONS ON INDIVIDUAL RETIREMENT ANNUITY
To ensure treatment as an IRA, this Contract will be subject to the requirements of Code Section 408, which are briefly summarized below:

1. The Contract is established for the exclusive benefit of the Owner or his or her beneficiaries. The Owner shall be the Annuitant.

2. The Contract shall be nontransferable and the entire interest of the Owner in the Contract is nonforfeitable.

3. Notwithstanding any provision of the Contract to the contrary, the distribution of the Owner's interest shall be made in accordance with the minimum distribution requirements of Section 401(a)(9) of the Internal Revenue Code and the regulations thereunder, including the incidental death benefit provisions of Section 1.401(a)(9)-2 of the proposed regulations, all of which are herein incorporated by reference.

    The Owner's entire interest in the Contract must be distributed, or begin to be distributed, by the Owner's required beginning date, which is the April 1 following the calendar year in which the Owner reaches age 70 1/2. For each succeeding year, a distribution must be made on or before December 31. By the required beginning date, the Owner may elect to have the balance in the account distributed in one of the following forms:

    1)  A single lump sum payment;

    2) Equal or substantially equal monthly, quarterly, or annual payments over the life of the Owner or over the joint and last survivor lives of the Owner and his or her Designated Beneficiary; or

    3) Equal or substantially equal annual payments over a specified period that may not be longer than the Owner's life expectancy or the joint and last survivor life expectancy of the Owner and his or her Designated Beneficiary.

    An Annuity Option may not be elected with a Fixed Period that will guarantee Annuity Payments beyond the life expectancy of the Annuitant and Beneficiary and Annuity Payments must be made at least annually and in equal amounts.

    4) If the Owner dies before his or her entire interest is distributed, the entire remaining interest will be distributed as follows:

        a. If the Owner dies on or after distributions have begun under Section 3, the entire remaining interest must be distributed at least as rapidly as provided under Section 3.


V6842 A (1-97)

--------------------------------------------------------------------------------
INDIVIDUAL RETIREMENT ANNUITY PROVISIONS (Continued)
--------------------------------------------------------------------------------

RESTRICTIONS ON INDIVIDUAL RETIREMENT ANNUITY (Continued)
        b. If the Owner dies before distributions have begun under Section 3, the entire remaining interest must be distributed as elected by the Owner or, if the Owner has not so elected, as elected by the Designated Beneficiary or Beneficiaries as follows:

            1) by December 31 of the year containing the fifth anniversary of the Owner's death; or

            2) in equal or substantially equal payments over the life or life expectancy of the Designated Beneficiary or Beneficiaries starting by December 31 of the year following the year of the Owner's death. If however, the Designated Beneficiary is the Owner's surviving spouse, then this Distribution is not required to begin until December 31 of the later of: (1) the calendar year immediately following the calendar year in which the Owner died; or (2) the calendar year in which the Owner would have attained age 70 1/2.

5.  An  individual  may  satisfy  the minimum  distribution  requirements  under
    Section 401(a)(9) of the Code by receiving a distribution from one IRA that is equal to the amount required to satisfy the minimum distribution requirements for two or more IRAs. For this purpose, the Owner of two or more IRAs may use the "alternative method" described in Notice 88-38, 1988-1 C.B. 524, to satisfy the minimum distribution requirements described above.

6. Any refund of premiums (other than those attributable to excess contributions) will be applied before the close of the calendar year following the year of the refund toward the payment of future premiums or the purchase of additional benefits.

7. The annual premium shall not exceed the lesser of $2,000 or 100 percent of compensation ($4,000 or 100 percent of compensation for Spousal IRAs however, no more than $2,000 can be contributed to either spouse's IRA), except for plans defined in Section 408(k) of the Code, for which annual premiums shall not exceed $30,000.

8. Rollover contributions from other qualified plans permitted by the Internal Revenue Code Sections 402(c), 403(a)(4), 403(b)(8) and 408(d)(3), are
    excluded from the limit set forth in Section 8.

9. Notwithdstanding any Contract provisions to the contrary, no amount may be borrowed under the Contract and no portion may be used as security for a loan.

10. Annuity payments may not begin before the Annuitant attains the age of 59 1/2 without incurring a penalty tax except in the situations described in
    Section 72(t) of the Code.


                                     SECURITY BENEFIT LIFE INSURANCE COMPANY

                                                 ROGER K. VIOLA
                                                    SECRETARY


________________________________________
      Endorsement Effective Date
      (If Other Than Issue Date)

                     SECURITY BENEFIT LIFE INSURANCE COMPANY

                  A MUTUAL COMPANY/FOUNDED IN 1892/TOPEKA, KS


              FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY CONTRACT

THE COMPANY'S PROMISE

In consideration for the Purchase Payments and the attached application, Security Benefit Life Insurance Company (the "Company") will pay the benefits of this Contract according to its provisions.

LEGAL CONTRACT

PLEASE READ YOUR CONTRACT CAREFULLY. It is a legal Contract between the Owner and the Company. The Contract's table of contents is on page 2.

FREE LOOK PERIOD-RIGHT TO CANCEL

IF FOR ANY REASON THE OWNER IS NOT SATISFIED WITH THIS CONTRACT, THE OWNER MAY RETURN IT TO THE COMPANY WITHIN 10 DAYS FROM THE DATE OF RECEIPT. IT MAY BE RETURNED BY DELIVERING OR MAILING IT TO THE COMPANY. IF RETURNED, THIS CONTRACT SHALL BE DEEMED VOID FROM THE CONTRACT DATE. THE COMPANY WILL REFUND ANY PURCHASE PAYMENTS MADE AND ALLOCATED TO THE FIXED ACCOUNT AND WILL REFUND SEPARATE ACCOUNT CONTRACT VALUE AS OF THE DATE THE RETURNED POLICY IS RECEIVED BY THE COMPANY.

Signed for Security Benefit Life Insurance Company on the Contract Date.


ROGER K. VIOLA                                      HOWARD R. FRICKE
 Secretary                                              President

                      A BRIEF DESCRIPTION OF THIS CONTRACT
This is a FLEXIBLE PREMIUM DEFERRED GROUP UNALLOCATED VARIABLE ANNUITY CONTRACT.

*Purchase Payments may be made until termination of the Contract.

*This Contract is Participating.

ALL PAYMENTS AND VALUES PROVIDED BY THIS CONTRACT, WHEN BASED ON THE INVESTMENT EXPERIENCE OF THE SEPARATE ACCOUNT, ARE VARIABLE AND MAY INCREASE OR DECREASE IN ACCORDANCE WITH THE INVESTMENT EXPERIENCE OF THE SEPARATE ACCOUNT. THERE ARE NO GUARANTEED MINIMUM PAYMENTS OR CASH VALUES. (SEE "CONTRACT VALUE AND EXPENSE PROVISIONS" AND "ANNUITY PAYMENT PROVISIONS" FOR DETAILS.)


                                   [SBL LOGO]
                    SECURITY BENEFIT LIFE INSURANCE COMPANY
               A Member of The Security Benefit Group of Companies
          700 SW Harrison Street, Topeka, KS 66636-0001
                                 1-800-888-2461

Form V6320 (2-97)

--------------------------------------------------------------------------------
                               TABLE OF CONTENTS
--------------------------------------------------------------------------------

                                                                          Page

CONTRACT SPECIFICATIONS ................................................       3
DEFINITIONS ............................................................     4-7
GENERAL PROVISIONS .....................................................     7,8
  The Contract .........................................................       7
  Compliance ...........................................................       7
  Incontestability .....................................................       7
  Assignment ...........................................................       7
  Transfers ............................................................     7,8
  Claims of Creditors ..................................................       8
  Nonforfeiture Values .................................................       8
  Participation ........................................................       8
  Statements ...........................................................       8

OWNERSHIP PROVISIONS ...................................................     8,9
  Ownership ............................................................       8
  Joint Ownership ......................................................       9
  Ownership Changes ....................................................       9

PURCHASE PAYMENT PROVISIONS ............................................       9
  Flexible Purchase Payments ...........................................       9
  Purchase Payment Limitations .........................................       9
  Purchase Payment Allocation ..........................................       9
  Place of Payment .....................................................       9

CONTRACT VALUE AND EXPENSE PROVISIONS ..................................   10,11
  Contract Value .......................................................      10
  Fixed Account Contract Value .........................................      10
  Fixed Account Interest Crediting .....................................      10
  Separate Account Contract Value ......................................      10
  Accumulation Unit Value ..............................................      10
  Net Investment Factor ................................................      11
  Determining Accumulation Units .......................................      11
  Mortality and Expense Risk Charge ....................................      11
  Premium Tax Expense ..................................................      11
  Administration Charge ................................................      11
  Mutual Fund Expenses .................................................      11

WITHDRAWAL PROVISIONS ..................................................   12,13
  Withdrawals ..........................................................      12
  Withdrawal Value .....................................................      12
  Withdrawal Charges ...................................................      12
  Free Withdrawals .....................................................      12
  Systematic Withdrawals ...............................................      13
  Free Systematic Withdrawals ..........................................      13
  Date of Request ......................................................      13
  Payment of Withdrawal Benefits .......................................      13

ANNUITY BENEFIT PROVISIONS .............................................   14,15
  Purchase of Annuity Benefit Provisions ...............................      14
  Annuity Tables .......................................................      14
  Fixed Annuity Payments ...............................................      14
  Variable Annuity Payments ............................................      14
  Alternate Annuity Option Rates .......................................      14
  Annuity Options ......................................................      15

ANNUITY TABLES .........................................................   16,17

AMENDMENTS OR ENDORSEMENTS, IF ANY

--------------------------------------------------------------------------------
                    VARIABLE ANNUITY CONTRACT SPECIFICATIONS
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OWNER NAME:  John A Doe                      CONTRACT NUMBER:  Specimen

JOINT OWNER NAME:  Mary K. Doe               CONTRACT DATE:  6-30-1997

PLAN:  Qualified                             ISSUE DATE:  6-30-1997

ASSIGNEMENT:  This policy may not be assigned.
              See Assignment Provision of Your
              Policy.
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INITIAL PURCHASE PAYMENT                  $25,000

MINIMUM SUBSEQUENT PURCHASE PAYMENTS      $500 ($50 pursuant to an automatic
                                          investment program)

MINIMUM SYSTEMATIC WITHDRAWAL             $100

MORTALITY AND EXPENSE RISK CHARGE         1.25% Annually

ADMINISTRATION CHARGE                     .15% Annually

WITHDRAWAL CHARGES:

  Contract Year of Withdrawal       1     2     3     4     5     6     7+
  Withdrawal Charge                 6%    6%    5%    4%    3%    2%    0%

FREE WITHDRAWAL PERCENTAGE                10%

GUARANTEED RATE                           3.00%

SUBACCOUNTS:
   Money Market Subaccount
   High Grade Income Subaccount
   High Yield Subaccount
   Global Aggressive Bond Subaccount
   Growth-Income Subaccount
   Equity Income Subaccount
   Managed Asset Allocation Subaccount
   Specialized Asset Allocation Subaccount
   Growth Subaccount
   Value Subaccount
   Worldwide Equity Subaccount
   Social Awareness Subaccount
   Emerging Growth Subaccount

METHOD FOR DEDUCTIONS:

Deductions for Premium Taxes, and any unallocated partial Withdrawals, including Systematic Withdrawals, will be made sequentially from the Contract Value in descending order of the Subaccounts listed above. The Fixed Account is the last Account charged. The value of each Account will be depleted before the next is charged.

V6320 A (2-97)                         3

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DEFINITIONS
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ACCOUNT
An Account is one of the Subaccounts or the Fixed Account.

ACCUMULATION UNIT
The Accumulation Unit is a unit of measure. It is used to compute the Separate Account Contract Value.

ANNUITANT
When Contract Value is distributed to a Participant and used to purchase an annuity, the Annuitant is the person named by the Participant on whose life the Annuity Payments depend for Annuity Options 1 through 4 and 8. The Annuitant receives Annuity Payments under the Participant's Contract. Please see "Annuity Benefit Provisions" on page 14.

ANNUITY OPTION
An Annuity Option is a set of provisions that form the basis for making Annuity Payments. Please see "Annuity Options" on page 15.

AUTOMATIC INVESTMENT PROGRAM
A program pursuant to which Purchase Payments are automatically paid from the Owner's bank account on a specified day of the month, on a monthly, quarterly, semiannual or annual basis.

AUTOMATIC TRANSFERS
Automatic Transfers are Transfers among the Subaccounts and the Fixed Account. Such Transfers are made automatically on a periodic basis by the Company at the written request of the Owner. The Company reserves the right to discontinue, modify or suspend Automatic Transfers.

COMPANY
The Company is Security Benefit Life Insurance Company, 700 SW Harrison Street, Topeka, Kansas 66636-0001.

CONTRACT ANNIVERSARY
A Contract  Anniversary is a 12-month  anniversary of the Contract Date.

CONTRACT DATE
The Contract Date is the date the Contract begins. The Contract Date is shown on page 3.

CONTRACT YEAR
Contract Years are measured from the Contract Date.

CURRENT INTEREST
The Company may in its discretion pay Current Interest on the Fixed Account at a rate that exceeds the Guaranteed Rate shown on page 3. The Company will declare the rate of Current Interest, if any, from time to time.

FIXED ACCOUNT
The Fixed Account is part of the Company's general account. The Company manages the general account and guarantees that it will credit interest on Fixed Account Contract Value at an annual rate at least equal to the Guaranteed Rate. This Rate is shown on page 3.

V6320 B (2-97)                         4

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DEFINITIONS (Continued)
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GUARANTEE PERIOD
Current Interest, if declared, is fixed for rolling periods of one or more years, referred to as Guarantee Periods. The Company may offer Guarantee Periods of different durations. The Guarantee Period that applies to any Fixed Account Contract Value: 1) starts on the date that such Contract Value is allocated to the Fixed Account pursuant to: (a) a Purchase Payment Received by the Company; or (b) a Transfer to the Fixed Account; and 2) ends on the last day of the same month in the year in which the Guarantee Period expires. When any Guarantee Period expires, a new Guarantee Period shall start for such Contract Value on the date that follows such expiration date. Such period shall end on the immediately preceding date in the year in which the Guarantee Period expires. For example, assuming a one-year Guarantee Period, Contract Value transferred to the Fixed Account on June 1 would have a Guarantee Period starting on that date and ending on June 30 of the following year. A new Guarantee Period for such Contract Value would start on July 1 of that year and end on June 30 of the following year.

HOME OFFICE
The address of the Company's Home Office is Security Benefit Life Insurance Company, 700 SW Harrison Street, Topeka, Kansas 66636-0001.

ISSUE DATE
The Issue Date is the date the Company uses to  determine  the date the Contract
becomes  incontestable.   The  Issue  Date  is  shown  on  Page  3.  Please  see
"Incontestability" on page 7.

JOINT OWNER
The Joint Owner, if any, shares an undivided interest in the entire Contract with the Owner. The Joint Owner, if any, is named on page 3. Please see "Joint Ownership" provisions on page 9.

NONNATURAL PERSON
Any group or entity that is not a living person, such as a trust or corporation.

OWNER
The Owner is the person, group or entity that possesses all rights under the Contract. The Owner is named on page 3. Please see "Ownership" provisions on page 9.

PARTICIPANT
A Participant under the Plan.

PARTICIPANT'S CONTRACT
A Contract purchased with a Participant's distribution from the Plan.

PLAN
The employer-sponsored retirement plan, annuity purchase arrangement or deferred compensation program for which the Contract is issued.

PREMIUM TAX
Any Premium Taxes levied by a state or other governmental entity will be charged against this Contract. When Premium Tax is assessed after the Purchase Payment is applied, it will be deducted as described on page 3.

PURCHASE PAYMENT
A Purchase Payment is money Received by the Company and applied to the Contract.

RECEIVED BY THE COMPANY
The phrase "Received by the Company" means receipt by the Company in good order at its Home Office, 700 SW Harrison Street, Topeka, Kansas 66636-0001.

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DEFINITIONS (Continued)
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SEPARATE ACCOUNT
Variable Annuity Account VIII (the "Separate Account") is a separate account established and maintained by the Company under Kansas law. The Separate Account is registered with the Securities and Exchange Commission under the Investment Company Act of 1940 as a Unit Investment Trust. It was established by the Company to support variable annuity contracts. The Company owns the assets of the Separate Account and maintains them apart from the assets of its general account and its other separate accounts. The assets held in the Separate Account equal to the reserves and other Contract liabilities with respect to the Separate Account may not be charged with liabilities arising from any other business the Company may conduct.

Income and realized and unrealized gains and losses from assets in the Separate Account are credited to, or charged against, the Separate Account without regard to the income, gains or losses from the Company's general account or its other separate accounts. The Separate Account is divided into Subaccounts shown on page 3. Income and realized and unrealized gains and losses from assets in each Subaccount are credited to, or charged against, the Subaccount without regard to income, gains or losses in the other Subaccounts. The Company has the right to transfer to its general account any assets of the Separate Account that are in excess of the reserves and other Contract liabilities with respect to the Separate Account. The value of the assets in the Separate Account on each Valuation Date is determined at the end of each Valuation Date.

SUBACCOUNT NET ASSET VALUE
The Subaccount Net Asset Value is equal to: (1) the net asset value of all shares of the underlying mutual fund held by the Subaccount; plus (2) any cash or other assets; less (3) all liabilities of the Subaccount.

SUBACCOUNTS
The Separate Account is divided into Subaccounts which invest in shares of mutual funds. Each Subaccount may invest its assets in a separate class or series of a designated mutual fund or funds. The Subaccounts are shown on page
3. Subject to the regulatory requirements then in force, the Company reserves the right to:

1.  change or add designated mutual funds or other investment vehicles;

2.  add, remove or combine Subaccounts;

3. add, delete or make substitutions for securities that are held or purchased by the Separate Account or any Subaccount;

4.  operate the Separate Account as a management investment company;

5. combine the assets of the Separate Account with other Separate Accounts of the Company or an affiliate thereof;

6. restrict or eliminate any voting rights of the Owner with respect to the Separate Account or other persons who have voting rights as to the Separate Account; and

7.  terminate and liquidate any Subaccount.

If any of these changes result in a material change to the Separate Account or a Subaccount, the Company will notify the Owner of the change. The Company will not change the investment policy of any Subaccount in any material respect without complying with the filing and other procedures of the insurance regulators of the state of issue.

V6320 C (2-97)                         6

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DEFINITIONS (Continued)
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VALUATION DATE
A Valuation Date is each day the New York Stock Exchange and the Company's Home Office are open for business.

VALUATION PERIOD
A Valuation Period is the interval of time from one Valuation Date to the next Valuation Date.

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GENERAL PROVISIONS
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THE CONTRACT
The entire Contract between the Owner and the Company consists of this Contract, the attached Application, and any Amendments, Endorsements or Riders to the Contract. All statements made in the Application will, in the absence of fraud, as ruled by a court of competent jurisdiction, be deemed representations and not warranties. The Company will use no statement made by or on behalf of the Owner to void this Contract unless it is in the written Application. Any change in the Contract can be made only with the written consent of the President, a Vice President, or the Secretary of the Company.

The Purchase Payment(s) and the Application must be acceptable to the Company under its rules and practices. If they are not, the Company's liability shall be limited to a return of the Purchase Payment(s).

COMPLIANCE
The Company reserves the right to make any change to the provisions of this Contract to comply with or give the Owner the benefit of any federal or state statute, rule or regulation. This includes, but is not limited to, requirements for annuity contracts under the Internal Revenue Code or the laws of any state. The Company will provide the Owner with a copy of any such change and will also file such a change with the insurance regulatory officials of the state in which the Contract is delivered.

INCONTESTABILITY
This Contract will not be contested after it has been in force for two years from the Issue Date.

ASSIGNMENT
Please refer to page 3 to see if this Contract may be assigned. If it may be assigned, no Assignment under this Contract is binding unless Received by the Company in writing. The Company assumes no responsibility for the validity, legality, or tax status of any Assignment. The Assignment will be subject to any payment made or other action taken by the Company before the Assignment is Received by the Company. Once filed, the rights of the Owner are subject to the Assignment. Any claim is subject to proof of interest of the assignee.

TRANSFERS
The Owner may Transfer Contract Value among the Fixed Account and Subaccounts subject to the following.

The Company reserves the right to: (1) limit the amount that may be subject to Transfer to $1,000,000 per Transfer without Home Office approval; (2) limit the number of Transfers allowed each Contract Year to 14; and (3) suspend Transfers. Transfers must be at least $500.00 or, if less: (i) the remaining balance in a Subaccount, or (ii) the amount of Fixed Account Contract Value the Guarantee Period of which expires in the calendar month in which the Transfer is effected.

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GENERAL PROVISIONS (Continued)
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TRANSFERS (Continued)
Contract Value may be transferred from the Fixed Account only: (1) during the calendar month in which the applicable Guarantee Period expires; (2) pursuant to an Automatic Transfer. Transfers of Fixed Account Contract Value shall be made:
(1) first from Fixed Account Contract Value for which the Guarantee Period expires during the calendar month in which the Transfer is effected; (2) then in the order that starts with Fixed Account Contract Value which has the longest amount of time before its Guarantee Period expires; and (3) ends with that which has the least amount of time before its Guarantee Period expires.

The Company will effect a Transfer to or from a Subaccount on the basis of Accumulation Unit Value determined at the end of the Valuation Period in which the Transfer is effected. The Company will effect a Transfer from the Fixed Account on the basis of Fixed Account Contract Value as of the end of the Valuation Period in which the Transfer is effected.

The Company reserves the right to delay Transfers from the Fixed Account for up to 6 months as required by most states. The Company will notify you if there will be a delay.

CLAIMS OF CREDITORS
The Contract Value and other benefits under this Contract are exempt from the claims of creditors of the Owner to the extent allowed by law.

NONFORFEITURE VALUES
The Withdrawal Values will at least equal the minimum required by law.

PARTICIPATION
The Company is a mutual life insurance company. Therefore, it pays dividends on some of its contracts. However, the Company does not expect dividends to become payable on this Contract. At the end of each Contract Year the Company will determine the Contract's dividend, if any. The Owner may choose to have it: (1) added to the Contract Value; or (2) paid in cash. If no choice is made, any dividend will be added to the Contract Value.

STATEMENTS
At least once each Contract Year the Owner shall be sent a statement including the current Contract Value and any other information required by law. The Owner may send a written request for a statement at other intervals. The Company may charge a reasonable fee for such statements.

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OWNERSHIP PROVISIONS
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OWNERSHIP
All rights and privileges under the Contract may be exercised only by the Owner. If the purchaser names someone other than himself or herself as Owner, the purchaser has no rights in the Contract.

V6320 D (2-97)                         8

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OWNERSHIP PROVISIONS (Continued)
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JOINT OWNERSHIP
If a Joint Owner is named in the application, then the Owner and Joint Owner share an undivided interest in the entire Contract as joint tenants with rights of survivorship. When an Owner and Joint Owner have been named, the Company will honor only requests for changes and the exercise of other Ownership rights made by both the Owner and Joint Owner. When a Joint Owner is named, all references to "Owner" throughout this Contract should be construed to mean both the Owner and Joint Owner, except for the "Statements" provision on page 8.

OWNERSHIP CHANGES
Subject to the terms of any existing Assignment, the Owner may name a new Owner. Any new choice of Owner will revoke any prior choice. Any change must be made in writing and recorded at the Home Office. The change will become effective as of the date the written request is signed. The Company may require the Contract be returned so these changes may be made.

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PURCHASE PAYMENT PROVISIONS
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FLEXIBLE PURCHASE PAYMENTS
The Contract becomes in force when the initial Purchase Payment is applied. The Owner is not required to continue Purchase Payments in the amount or frequency originally planned. The Owner may: (1) increase or decrease the amount of Purchase Payments, subject to any Contract limits; or (2) change the frequency of Purchase Payments. A change in frequency or amount of Purchase Payments does not require a written request.

PURCHASE PAYMENT LIMITATIONS
Purchase Payments exceeding $1,000,000 will not be accepted without prior approval by the Company. The Minimum Subsequent Purchase Payment amount is shown on page 3.

PURCHASE PAYMENT ALLOCATION
Purchase Payments may be allocated among the Fixed Account and the Subaccounts. Purchase Payments will be allocated according to the Owner's instructions in the Application or more recent instructions, if any. Each allocation to the Fixed Account and the Subaccounts must be at least 1% of the Purchase Payment. The allocations must be whole percentage amounts and must total 100%. The Owner may change the allocations by written notice to the Company.

PLACE OF PAYMENT
All Purchase Payments under this Contract are to be paid to the Company at its Home Office. Purchase Payments after the initial Purchase Payment are applied as of the end of the Valuation Period during which they are Received by the Company.

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CONTRACT VALUE AND EXPENSE PROVISIONS
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CONTRACT VALUE
On any Valuation Date, the Contract Value is the sum of: (1) the Separate Account Contract Value; and (2) the Fixed Account Contract Value. At any time after the first Contract Year, the Company reserves the right to pay to the Owner the Contract Value as a lump sum if it is below $5,000.

FIXED ACCOUNT CONTRACT VALUE
On any Valuation Date, the Fixed Account Contract Value is equal to the first Purchase Payment allocated under the Contract to the Fixed Account:

PLUS:

1.  any  other  Purchase  Payments  allocated  under the  Contract  to the Fixed
    Account;

2.  any Transfers from the Separate Account to the Fixed Account; and

3.  any interest credited to the Fixed Account.


LESS:

1. any Withdrawals and applicable Withdrawal Charges deducted from the Fixed Account;

2.  any Transfers from the Fixed Account to the Separate Account; and

3.  any applicable Premium Taxes.

FIXED ACCOUNT INTEREST CREDITING
The Company shall credit interest on Fixed Account Contract Value at an annual rate at least equal to the Guaranteed Rate shown on page 3. Also, the Company may in its sole judgment credit Current Interest at a rate in excess of the Guaranteed Rate. The rate of Current Interest, if declared, shall be fixed during the Guarantee Period. Fixed Account Contract Value shall earn Current Interest during each Guarantee Period at the rate, if any, declared by the Company on the first day of the Guarantee Period.

The Company may credit Current Interest on Contract Value that was allocated or transferred to the Fixed Account during one period at a different rate than amounts allocated or transferred to the Fixed Account in another period. Also, the Company may credit Current Interest on Fixed Account Contract Value at different rates based upon the length of the Guarantee Period. Therefore, at any time, portions of Fixed Account Contract Value may be earning Current Interest at different rates based upon the period during which such portions were allocated or transferred to the Fixed Account and the length of the Guarantee Period.

SEPARATE ACCOUNT CONTRACT VALUE
On any Valuation Date, the Separate Account Contract Value is the sum of the then current value of the Accumulation Units allocated to each Subaccount for this Contract.

ACCUMULATION UNIT VALUE
The initial Accumulation Unit Value for each Subaccount was set at $10. The Accumulation Unit Value for any subsequent Valuation Date is equal to (1) times
(2) where:

1. is Accumulation Unit Value determined on the immediately preceding Valuation Date; and

2. is the Net Investment Factor on the Valuation Date with respect to which Accumulation Unit Value is being determined;

V6320 E (2-97)                         10

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CONTRACT VALUE AND EXPENSE PROVISIONS (Continued)
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NET INVESTMENT FACTOR
The Net Investment Factor for any Subaccount as of the end of any Valuation Period is determined by dividing (1) by (2) and subtracting (3) from the result, where:

1. is equal to:

   a. the net asset value per share of the mutual fund held in the Subaccount, found as of the end of the current Valuation Period; plus

   b. the per share amount of any dividend or capital gain distributions paid by the Subaccount's underlying mutual fund that is not included in the net asset value per share; plus or minus

   c. a per share charge or credit for any taxes reserved for, which the Company deems to have resulted from the operation of the Separate Account or the Subaccounts; operations of the Company with respect to the Contract; or the payment of premiums or acquisition costs under the Contract.

2. is the net asset value per share of the Subaccount's underlying mutual fund as of the end of the prior Valuation Period.

3. is a daily factor representing the Mortality and Expense Risk Charge and Administration Charge which are deducted from the Separate Account.

Underlying mutual funds may declare dividends on a daily basis and pay such dividends once a month. The Net Investment Factor allows for the monthly reinvestment of these daily dividends. As described above, the gains and losses from each Subaccount are credited to or charged against the Subaccounts without regard to the gains or losses in the Company or other Subaccounts.

The Accumulation Unit Value may increase or decrease from one Valuation Period to the next.

DETERMINING ACCUMULATION UNITS
The number of Accumulation Units allocated to a Subaccount under this Contract is found by dividing: (1) the amount allocated to the Subaccount; by (2) the Accumulation Unit Value for the Subaccount as of the end of the Valuation Period during which the amount is applied under the Contract. The number of Accumulation Units allocated to a Subaccount under the Contract will not change as a result of investment experience. Events that change the number of Accumulation Units are:

1. Purchase Payments that are applied to the Subaccount.

2. Contract Value that is Transferred into or out of the Subaccount.

3. Withdrawals and any applicable Withdrawal Charges that are deducted from the Subaccount; and

4. Premium Taxes that are deducted from the Subaccount.

MORTALITY AND EXPENSE RISK CHARGE
The Company will deduct the Mortality and Expense Risk Charge shown on page 3. This charge will be computed and deducted from each Subaccount on each Valuation Date. This charge is factored into the Accumulation Unit Values on each Valuation Date.

PREMIUM TAX EXPENSE
The Company reserves the right to deduct Premium Tax when due or any time thereafter. Any applicable Premium Taxes will be allocated as described on page 3.

ADMINISTRATION CHARGE
The Company will deduct the Administration Charge shown on page 3. This charge will be computed and deducted from each Subaccount on each Valuation Date. This charge is factored into the Accumulation Unit Value on each Valuation Date.

MUTUAL FUND EXPENSES
Each Subaccount invests in shares of a mutual fund. The net asset value per share of each underlying fund reflects the deduction of any investment advisory and administration fees and other expenses of the fund. These fees and expenses are not deducted from the assets of a Subaccount, but are paid by the underlying funds. The Owner indirectly bears a pro rata share of such fees and expenses. An underlying fund's fees and expenses are not specified or fixed under the terms of this Contract.

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WITHDRAWAL PROVISIONS
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WITHDRAWALS
A full or partial Withdrawal of Contract Value is allowed at any time. This provision is subject to any federal or state Withdrawal restrictions.

Upon the Owner's request for a full Withdrawal, the Company will pay the Withdrawal Value in a lump sum, and the Contract will terminate.

All Withdrawals must meet the following conditions.

1. The request for Withdrawal must be Received by the Company in writing or under other methods allowed by the Company, if any.

2.  The Owner must apply while this Contract is in force.

3. The amount Withdrawn must be at least $500.00 except that a Withdrawal of less than $500.00 is allowed: (i) for Systematic Withdrawals, as discussed on page 13, (ii) for Fixed Account Contract Value the Guarantee Period of which expires during the calendar month of the Withdrawal, or (iii) when terminating the Contract.

A partial Withdrawal request must state the allocations for deducting the Withdrawal from each Account. If no allocation is specified, the partial Withdrawal will be deducted from the Accounts in the order described on page 3, "Method for Deductions." Withdrawals of Fixed Account Contract Value shall be made: (1) first from Fixed Account Contract Value for which the Guarantee Period expires during the calendar month in which the Withdrawal is effected; (2) then in the order that starts with Fixed Account Contract Value which has the longest amount of time before its Guarantee Period expires; and (3) ends with that which has the least amount of time before its Guarantee Period expires.

WITHDRAWAL VALUE
The Withdrawal Value as of any Valuation Date will be: (1) the Contract Value on that date; less (2) any Premium Taxes due or paid by the Company; and (3) any Withdrawal Charges.

WITHDRAWAL CHARGES
If part or all of the Contract Value is Withdrawn, Withdrawal Charges may be applied at the time of Withdrawal. The Withdrawal Charge is applied to Purchase Payments withdrawn. The amount of the charge is based on the Contract Year in which the Withdrawal is made. See the Withdrawal Charges shown on page 3. For the purpose of determining the Withdrawal Charges, Purchase Payments are withdrawn before Earnings. The Withdrawal Charge will not be assessed against:

1.  any Free Withdrawal amounts;

2.  any Free Systematic Withdrawal amounts;

3.  any amounts remaining after all Purchase Payments are withdrawn;

The Withdrawal Charge will be assessed against Contract Value allocated to the Subaccounts and the Fixed Account in the same proportion as the Withdrawal is allocated.

FREE WITHDRAWALS
A Free Withdrawal is a Withdrawal amount that is not subject to Withdrawal Charges. The amount of Free Withdrawal available in a Contract Year is determined as follows. In the first Contract Year, it is equal to: (1)cumulative Purchase Payments made under the Contract; times (2) the Free Withdrawal Percentage set forth on page 3; less (3) any Free Withdrawals, including any Free Systematic Withdrawals, made during the Contract Year. The amount of Free Withdrawal available in subsequent Contract Years is equal to (1) Contract Value as of the first day of the current Contract Year; times (2) the Free Withdrawal Percentage; less (3) any Free Withdrawals, including any Free Systematic Withdrawals, made during the Contract Year. Unused Free Withdrawal amounts are not carried from one Contract Year to the next.

V6320 F (2-97)                         12

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WITHDRAWAL PROVISIONS (Continued)
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SYSTEMATIC WITHDRAWALS
Systematic Withdrawals are automatic periodic Withdrawals from the Contract in substantially equal amounts. In order to start Systematic Withdrawals, the Owner must make the request in writing. Systematic Withdrawals are subject to any applicable Withdrawal Charges, except as discussed under "Free Systematic Withdrawals" below. The Minimum Systematic Withdrawal is shown on page 3. The Owner must choose the type of payment and its frequency. The Systematic Withdrawal request must state the allocations for deducting the Withdrawals from each Account. If no allocation is specified, the Withdrawals will be deducted from the Accounts in the order described on page 3, "Method for Deductions." The payment type may be: (1) a percentage of Contract Value; (2) a specified dollar amount; (3) all earnings in the Contract; (4) over a fixed period of time. The payment frequency may be: (1) monthly; (2) quarterly; (3) semiannually; or (4) annually. Systematic Withdrawals may be stopped or changed by the Owner upon proper written request Received by the Company at least 30 days in advance of the requested date of termination or change. The Company reserves the right to stop, modify, suspend or charge a fee for Systematic Withdrawals at any time.

FREE SYSTEMATIC WITHDRAWALS
Free Systematic Withdrawals are not subject to a Withdrawal Charge. The amount of Free Systematic Withdrawals available in a Contract Year is determined as follows. The amount of Systematic Withdrawals that, when combined with any Free Withdrawals in the current Contract Year, does not exceed the Free Withdrawal amount available in that Contract Year.

DATE OF REQUEST
The Company will effect a Withdrawal of Separate Account Contract Value on the basis of Accumulation Unit Value determined as of the end of the Valuation Period in which all the required information is Received by the Company. The Company will effect Systematic Withdrawals of Separate Account Contract Value on the basis of Accumulation Unit Value determined as of the end of the Valuation Period in which such Withdrawal is scheduled.

PAYMENT OF WITHDRAWAL BENEFITS
The Company reserves the right to suspend a Transfer or delay payment of a Withdrawal from the Separate Account for any period:

1.  when the New York Stock Exchange is closed; or

2.  when trading on the New York Stock Exchang is restricted; or

3. when an emergency exists as a result of which: (a) disposal of securities held in the Separate Account is not reasonably practicable; or (b) it is not reasonably practicable to fairly value the net assets of the Separate Account; or

4. during any other period when the Securitie and Exchange Commission, by order, so permits to protect owners of securities.

Rules and regulations of the Securities and Exchange Commission will govern as to whether the conditions set forth above exist.

The Company further reserves the right to delay payment of a Withdrawal from the Fixed Account for up to six months as required by most states. The Company will notify you if there will be a delay.

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ANNUITY BENEFIT PROVISIONS
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PURCHASE OF ANNUITY  BENEFIT  PROVISIONS
The Company agrees to make available to any Participant under the Owner's Plan who receives an eligible rollover distribution (or in the case of a Plan described in Section 457 of the Internal Revenue Code, any distribution) from the Plan, an annuity contract for purchase with such distribution. The Annuity Contract will offer the annuity options and rates set forth below. A Participant's purchase payment and application for such annuity contract must be acceptable to the Company under its rules and practices and the provisions of the contract applied for.

ANNUITY TABLES
Annuity Tables A through C show the guaranteed minimum amount of monthly Annuity Payment per $1,000 applied, which for Annuity Options 1 through 4, 7 and 8 determine the amount of the first Variable Annuity Payment and the amount of each Fixed Annuity Payment. The amount of each Annuity Payment for Annuity Options 1 through 4, and 8 will depend on the Annuitant's sex and age.

Tables A through B assume 1900 as the year of birth of the Annuitant. To use Tables A through B for an Annuitant born after 1900, the actual age is reduced by 0.1 (one-tenth) of a year for each year the year of birth exceeds 1900. For an Annuitant with a birth year prior to 1900, the actual age is increased in a like manner. The actual age (in completed months) reduced or increased becomes the "adjusted age of the Annuitant." The guaranteed payout rate is then found by interpolating the Annuitant's adjusted age between the ages shown in Tables A through B. Tables A through B are based on the 1983 Table "A" mortality table and an interest rate of 3.5% per year. On request the Company will furnish the amount of monthly Annuity Payment per $1,000 applied for any ages not shown.

For Annuity Options 5 through 7, annuity rates based on age and sex are not used to calculate annuity payments. Annuity Payments for Options 5 and 6 are computed without reference to the Annuity Tables.

FIXED ANNUITY PAYMENTS
With respect to Fixed Annuity Payments, the amounts shown on the Tables are the guaranteed minimum for each Annuity Payment for Annuity Options 1 through 4, 7 and 8.

VARIABLE ANNUITY PAYMENTS
With respect to Variable Annuity Payments, the amounts shown on the Tables are the guaranteed minimum first Annuity Payment, based on the assumed interest rate of 3.5% for Annuity Options 1 through 4, 7 and 8. The amount of each Annuity Payment after the first for these options is computed by means of Annuity Units.

ALTERNATE ANNUITY OPTION RATES
The Company may, at the time of election of an Annuity Option, offer more favorable rates in lieu of the guaranteed rates shown in the Annuity Tables.

V6320 G (2-97)                         14

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ANNUITY PAYMENT PROVISIONS (Continued)
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ANNUITY OPTIONS

OPTION 1
LIFE OPTION: This option provides payments for the life of the Annuitant. Table A shows some of the guaranteed rates for this option.

OPTION 2
LIFE WITH FIXED PERIOD OPTION: This option provides payments for the life of the Annuitant. A fixed period of 5, 10, 15 or 20 years may be chosen. Payments will be made to the end of this period even if the Annuitant dies prior to the end of the period. If the Annuitant dies before receiving all the payments during the fixed period, the remaining payments will be made to the Designated Beneficiary. Table A shows some of the guaranteed rates for this option.

OPTION 3
LIFE WITH INSTALLMENT OR UNIT REFUND OPTION: This option provides payments for the life of the Annuitant, with a period certain determined by dividing the Annuity Start Amount by the amount of the first payment. A fixed number of payments will be made even if the Annuitant dies. If the Annuitant dies before receiving the fixed number of payments, any remaining payments will be made to the Designated Beneficiary. Table A shows some of the guaranteed rates for this option.

OPTION 4
JOINT AND LAST SURVIVOR OPTION: This option provides payments for the life of the Annuitant and Joint Annuitant. Payments will be made as long as either is living. Table B shows some of the guaranteed rates for this option.

OPTION 5
FIXED PERIOD OPTION: This option provides payments for a fixed number of years between 5 and 20. If the Contract Value is held in the Fixed Account, then the amount of the payments will vary as a result of the interest rate (as adjusted periodically) credited on the Fixed Account. This rate is guaranteed to be no less than the Guaranteed Rate shown on page 3. If the Contract Value is held in the Separate Account, then the amount of the payments will vary as a result of the investment performance of the Subaccounts chosen. If all the Annuitants die before receiving the fixed number of payments, any remaining payments will be made to the Designated Beneficiary.

OPTION 6
FIXED PAYMENT OPTION: This option provides a fixed payment amount. This amount is paid until the amount applied, including daily interest adjustments, is paid. If the Contract Value is held in the Fixed Account, then the number of payments will vary as a result of the interest rate (as adjusted periodically) credited on the Fixed Account. This rate is guaranteed to be no less than the Guaranteed Rate shown on page 3. If the Contract Value is held in the Separate Account, then the number of payments will vary as a result of the investment performance of the Subaccounts chosen. If all the Annuitants die before receiving all the payments, any remaining payments will be made to the Designated Beneficiary.

OPTION 7
PERIOD CERTAIN OPTION: This option provides payments for a fixed period of 5, 10, 15 or 20 years. Payments will be made until the end of this period. If the Annuitant dies prior to the end of the period, the remaining payments will be made to the Designated Beneficiary. Table C shows some of the guaranteed rates for this option.

OPTION 8
JOINT AND CONTINGENT SURVIVOR OPTION: This option provides payments for the life of the primary Annuitant. Payments will be made to the primary Annuitant as long as he or she is living. Upon the death of the primary Annuitant, payments will be made to the contingent Annuitant as long as he or she is living. If the contingent Annuitant is not living upon the death of the primary Annuitant, no payments will be made to the contingent Annuitant. Table B shows some of the guaranteed rates for this option.

                                 ANNUITY TABLES
--------------------------------------------------------------------------------
                                    TABLE A
                     SETTLEMENT OPTIONS ONE, TWO, AND THREE
       MINIMUM INITIAL MONTHLY INSTALLMENTS PER $1,000 OF AMOUNT APPLIED

                                     Option Two
  Adjusted      Option One      Life with Fixed Period          Option Three
    Age            Life        5       10      15      20           Unit
of Annuitant       Only      Years   Years   Years   Years         Refund
--------------------------------------------------------------------------------
  UNISEX
    55             4.54       4.53    4.51    4.46    4.38          4.40
    56             4.62       4.61    4.58    4.53    4.44          4.47
    57             4.71       4.70    4.66    4.60    4.51          4.54
    58             4.80       4.79    4.75    4.68    4.57          4.62
    59             4.90       4.88    4.84    4.76    4.64          4.70

    60             5.00       4.99    4.93    4.84    4.70          4.78
    61             5.11       5.09    5.03    4.93    4.77          4.87
    62             5.23       5.21    5.14    5.02    4.84          4.96
    63             5.36       5.33    5.25    5.12    4.91          5.06
    64             5.49       5.46    5.37    5.21    4.98          5.17

    65             5.64       5.60    5.50    5.31    5.05          5.28
    66             5.79       5.75    5.63    5.42    5.12          5.39
    67             5.95       5.91    5.77    5.53    5.19          5.52
    68             6.13       6.08    5.91    5.63    5.25          5.65
    69             6.32       6.26    6.07    5.74    5.32          5.79

    70             6.53       6.46    6.23    5.86    5.37          5.94
    71             6.75       6.67    6.40    5.97    5.43          6.09
    72             6.99       6.89    6.58    6.08    5.48          6.26
    73             7.26       7.13    6.76    6.18    5.52          6.44
    74             7.54       7.39    6.95    6.29    5.57          6.63

    75             7.85       7.67    7.14    6.39    5.60          6.83

Values not shown will be provided upon request. Annual, semiannual, or quarterly installments can be determined by multiplying the monthly installments by 11.812853, 5.9572227, and 2.9914196 respectively.

V6320 H (2-97)                         16

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                                    TABLE B
                       SETTLEMENT OPTIONS FOUR AND EIGHT
        MINIMUM INITIAL MONTHLY INSTALLMENT PER $1,000 OF AMOUNT APPLIED

   Adjusted Age of                  Adjusted Age of Male Annuitant
  Female Annuitant        55        60        62        65        70       75
--------------------------------------------------------------------------------
        55               4.16      4.27      4.30      4.35      4.42     4.47
        60               4.34      4.51      4.57      4.66      4.78     4.86
        62               4.41      4.61      4.68      4.79      4.94     5.04
        65               4.51      4.76      4.85      4.99      5.20     5.35
        70               4.66      4.99      5.13      5.34      5.67     5.95
        75               4.78      5.19      5.37      5.66      6.16     6.63

Values not shown will be provided upon request. Annual, semiannual, or quarterly installments can be determined by multiplying the monthly installments by 11.812853, 5.9572227, and 2.9914196 respectively.


--------------------------------------------------------------------------------
                                    TABLE C
                            SETTLEMENT OPTION SEVEN
        MINIMUM INITIAL MONTHLY INSTALLMENT PER $1,000 OF AMOUNT APPLIED

                                 PERIOD CERTAIN

    5 YEARS              10 YEARS              15 YEARS             20 YEARS
--------------------------------------------------------------------------------
     18.11                 9.83                  7.1                  5.75

Values not shown will be provided upon request. Annual, semiannual, or quarterly installments can be determined by multiplying the monthly installments by 11.812853, 5.9572227, and 2.9914196 respectively.

                 A BRIEF DESCRIPTION OF THIS CONTRACT

This is a FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY CONTRACT.

*  Purchase  Payments may be made until termination of the Contract.

* This Contract is Participating.








ALL PAYMENTS AND VALUES PROVIDED BY THIS CONTRACT, WHEN BASED ON THE INVESTMENT EXPERIENCE OF THE SEPARATE ACCOUNT, ARE VARIABLE AND MAY INCREASE OR DECREASE IN ACCORDANCE WITH THE INVESTMENT EXPERIENCE OF THE SEPARATE ACCOUNT. THERE ARE NO GUARANTEED MINIMUM PAYMENTS OR CASH VALUES. (SEE "CONTRACT VALUE AND EXPENSE PROVISIONS" AND "ANNUITY PAYMENT PROVISIONS" FOR DETAILS.)



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                    SECURITY BENEFIT LIFE INSURANCE COMPANY
              A Member of The Security Benefit Group of Companies
                 700 SW Harrison Street, Topeka, KS 66636-0001
                                 1-800-888-2461